                                                             HERITAGE
                                                               INCOME
                                                                TRUST




        [Assorted black and white photos of people working and playing.]


         From Our Family to Yours: The Intelligent Creation of Wealth.



                                                          High Yield Bond Fund
                                                  Intermediate Government Fund



                                   Prospectus

                         begins on the following page.

                                     [LOGO]


                       Prospectus Dated February 1, 1997

                        HERITAGE INCOME TRUST(TM) LOGO

    Heritage Income Trust is a mutual fund offering shares in two separate investment portfolios, the High Yield Bond Fund and the Intermediate Government Fund (each a "Fund" and collectively, the "Funds"). The High Yield Bond Fund has an investment objective of high current income and seeks to achieve this objective primarily by investing in a portfolio of lower-and medium-rated high yield fixed income securities. These lower-rated securities commonly are referred to as "junk bonds" or "high yield securities." Investments in lower-rated securities entail a high degree of risk and are predominantly speculative. Accordingly, these securities are designed for investors willing to assume additional risk in return for the potential for above-average income. See "Lower-Rated Securities -- Risk Factors." The Intermediate Government Fund has an investment objective of high current income consistent with the preservation of capital and seeks to achieve this objective primarily by investing in securities issued by the U.S. Government, its agencies and instrumentalities and related repurchase agreements and forward commitments. Under normal market conditions the Intermediate Government Fund will maintain a dollar-weighted effective average maturity of between three and ten years. Each Fund offers two classes of shares, Class A shares (sold subject to a front-end sales load) and Class C shares (sold subject to a contingent deferred sales load).

    This Prospectus contains information that should be read before investing in either Fund and should be kept for future reference. A Statement of Additional Information relating to the Funds, dated February 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. A copy of the Statement of Additional Information is available free of charge and shareholder inquiries can be made by writing to Heritage Asset Management, Inc. or by calling (800) 421-4184.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     HERITAGE ASSET MANAGEMENT, INC. LOGO
                       Registered Investment Advisor--SEC

                              880 Carillon Parkway
                         St. Petersburg, Florida 33716
                                 (800) 421-4184

                       Prospectus Dated February 1, 1997

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL INFORMATION.........................................    1
  About the Trust and the Funds.............................    1
  Total Fund Expenses.......................................    1
  Financial Highlights......................................    3
  Investment Objectives, Policies and Risk Factors..........    5
  Net Asset Value...........................................   16
  Performance Information...................................   17

INVESTING IN THE FUNDS......................................   17
  Purchase Procedures.......................................   17
  Minimum Investment Required/Accounts With Low Balances....   18
  Systematic Investment Programs............................   19
  Retirement Plans..........................................   19
  Choosing a Class of Shares................................   19
  What Class A Shares Will Cost.............................   20
  What Class C Shares Will Cost.............................   22
  How to Redeem Shares......................................   22
  Receiving Payment.........................................   24
  Exchange Privilege........................................   25

MANAGEMENT OF THE FUNDS.....................................   26

SHAREHOLDER AND ACCOUNT POLICIES............................   27
  Dividends and Other Distributions.........................   27
  Distribution Plans........................................   28
  Taxes.....................................................   28
  Shareholder Information...................................   29

APPENDIX....................................................  A-1

                         Prospectus

                                        GENERAL INFORMATION

                    ABOUT THE TRUST AND THE FUNDS
                    ------------------------------------------------------------
                    ------------------------------------------------------------

                         Heritage Income Trust (the "Trust") was established as
                    a Massachusetts business trust under a Declaration of Trust dated August 4, 1989. The Trust is an open-end diversified management investment company that currently offers shares in two separate investment portfolios, the High Yield Bond Fund and the Intermediate Government Fund. The High Yield Bond Fund is designed for individuals and fiduciaries whose investment objective is high current income and the Intermediate Government Fund is designed for individuals and fiduciaries whose investment objective is high current income consistent with the preservation of capital. Each Fund offers two classes of shares, Class A shares ("A shares") and Class C shares ("C shares"). Each Fund requires a minimum initial investment of $1,000, except for certain investment plans for which lower limits may apply. See "Investing in the Funds."

                    TOTAL FUND EXPENSES
                    ------------------------------------------------------------
                    ------------------------------------------------------------

                         Shown below are Class A and Class C expenses incurred
                    by each Fund during its 1996 fiscal year.

                                                                                      HIGH YIELD         INTERMEDIATE
                                                                                       BOND FUND        GOVERNMENT FUND
                                                                                   -----------------   -----------------
                                                                                   CLASS A   CLASS C   CLASS A   CLASS C
                                                                                   -------   -------   -------   -------
                            SHAREHOLDER TRANSACTION EXPENSES
                            Maximum sales load imposed on purchases (as a
                              percentage of offering price)......................    3.75%     None      3.75%     None
                            Maximum contingent deferred sales load (as a
                              percentage of original purchase price or redemption
                              proceeds, as applicable)...........................    None      1.00%*    None      1.00%*
                            Wire redemption fee (per transaction)................   $5.00     $5.00     $5.00     $5.00
                            ANNUAL PORTFOLIO OPERATING EXPENSES
                            Management fee (after fee waiver)....................    0.32%     0.32%     0.00%     0.00%
                            12b-1 distribution fee...............................    0.33%     0.80%     0.34%     0.60%
                            Other expenses (after expense reimbursement).........    0.58%     0.58%     0.60%     0.60%
                                                                                    -----     -----     -----     -----
                            Total Fund operating expenses (after fee waiver and
                              expense reimbursement).............................    1.23%     1.70%     0.94%     1.20%
                                                                                    =====     =====     =====     =====

                    *Declining to 0% at the first year.

                         The Funds' manager, Heritage Asset Management, Inc.
                    (the "Manager"), voluntarily will waive its fees and, if necessary, reimburse the High Yield Bond Fund to the extent that Class A annual operating expenses exceed 1.25% and to the extent that Class C annual operating expenses exceed 1.70% of the average daily net assets attributable to that class for the fiscal year ending September 30, 1997. Absent fee waivers, the management fee for each class would have been 0.60%, and total High Yield Bond Fund operating expenses would have been 1.51% for A shares and 1.98% for C shares. In addition, the Manager voluntarily will waive its fees and, if necessary, reimburse the Intermediate Government Fund to the extent that Class A annual operating expenses exceed .95% and to the extent that Class C annual operating expenses exceed 1.20% of the average daily net assets attributable to that class for the fiscal year ending September 30, 1997. Absent fee waivers, the management fee and other expenses for each class would have been 0.50% and 0.77%, respectively, and total Intermediate Government Fund operating expenses

                                  Prospectus 1
                    would have been 1.61%, for A shares and 1.87% for C shares. To the extent that the Manager waives or reimburses its fees with respect to one class, it will do so with respect to the other class on a proportionate basis. Due to the imposition of Rule 12b-1 distribution fees, it is possible that long-term shareholders of a Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales load permitted by the rules of the National Association of Securities Dealers, Inc.

                         The impact of Fund operating expenses on earnings is
                    illustrated in the example below assuming a hypothetical $1,000 investment, a 5% annual rate of return, and a redemption at the end of each period shown.

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
                          Total High Yield Bond Fund
                            Operating Expenses -- A
                            shares.....................    50        75       103        181
                          Total High Yield Bond Fund
                            Operating Expenses -- C
                            shares.....................    27        54        92        201
                          Total Intermediate Government
                            Fund Operating Expenses --
                            A shares...................    47        66        88        149
                          Total Intermediate Government
                            Fund Operating Expenses --
                            C shares...................    22        38        66        145

                         The impact of Fund operating expenses on earnings is
                    illustrated in the example below assuming a hypothetical $1,000 investment, a 5% annual rate of return, and no redemption at the end of each period shown.

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
                          Total High Yield Bond Fund
                            Operating Expenses -- A
                            shares.....................    50        75       103        181
                          Total High Yield Bond Fund
                            Operating Expenses -- C
                            shares.....................    17        54        92        201
                          Total Intermediate Government
                            Fund Operating Expenses --
                            A shares...................    47        66        88        149
                          Total Intermediate Government
                            Fund Operating Expenses --
                            C shares...................    12        38        66        145

                         This is an illustration only and should not be
                    considered a representation of future expenses. Actual expenses and performance may be greater or less than that shown above. The purpose of the above tables is to assist investors in understanding the various costs and expenses that will be borne directly or indirectly by shareholders. For a further discussion of these costs and expenses, see "Management of the Fund" and "Distribution Plans."

                                  Prospectus 2

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following tables show important financial information for an A share and a C share of each Fund outstanding for the periods indicated, including net investment income, net realized and unrealized gain on investments, and certain other information. It has been derived from financial statements appearing in the Statement of Additional Information ("SAI"). The financial statements and the information in these tables for the fiscal year ended September 30, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the SAI, which may be obtained by calling your Fund at
(800) 421-4184. Information presented for the years ended September 30, 1995 and prior thereto was audited by other auditors who served as the Trust's independent accountants for those years.

                                                                            HIGH YIELD BOND FUND
                                            -------------------------------------------------------------------------------------
                                                                        CLASS A                                      CLASS C
                                            ---------------------------------------------------------------     -----------------
                                                           FOR THE YEARS ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                            1996(A)      1995     1994     1993     1992     1991    1990+      1996(A)    1995++
                                            -------     ------   ------   ------   ------   ------   ------     -------    ------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................  $ 9.94      $ 9.65   $10.65   $10.82   $10.29   $ 9.29   $ 9.60     $ 9.91     $ 9.62
                                            ------      ------   ------   ------   ------   ------   ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(b)................    0.84(f)     0.72     0.69     0.81     0.83     0.87     0.43       0.79(f)    0.31
  Net realized and unrealized gain (loss)
    on investments........................    0.24        0.31    (0.84)    0.07     0.59     1.00    (0.34)      0.24       0.28
                                            ------      ------   ------   ------   ------   ------   ------     ------     ------
  Total from Investment Operations........    1.08        1.03    (0.15)    0.88     1.42     1.87     0.09       1.03       0.59
                                            ------      ------   ------   ------   ------   ------   ------     ------     ------
LESS DISTRIBUTIONS:
  Dividends from net investment income....   (0.80)      (0.74)   (0.71)   (0.83)   (0.85)   (0.87)   (0.36)     (0.76)     (0.30)
  Distributions from net realized gains...      --          --    (0.07)   (0.22)   (0.04)      --    (0.04)        --         --
  Distributions in excess of net realized
    gains.................................      --          --    (0.07)      --       --       --       --         --         --
                                            ------      ------   ------   ------   ------   ------   ------     ------     ------
  Total Distributions.....................   (0.80)      (0.74)   (0.85)   (1.05)   (0.89)   (0.87)   (0.40)     (0.76)     (0.30)
                                            ------      ------   ------   ------   ------   ------   ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD........  $10.22      $ 9.94   $ 9.65   $10.65   $10.82   $10.29   $ 9.29     $10.18     $ 9.91
                                            ======      ======   ======   ======   ======   ======   ======     ======     ======
TOTAL RETURN (%)(E).......................   11.44       11.23    (1.59)    8.57    14.35    21.19     0.91(d)   10.93       6.18(d)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
    daily net assets(b)...................    1.23        1.25     1.25     1.19     0.96     1.31     1.35(c)    1.70       1.70(c)
  Net investment income to average daily
    net assets............................    8.41        7.35     6.76     7.57     8.11     9.10     8.97(c)    8.39       6.67(c)
  Portfolio turnover rate.................     143         109      135      150       71      119       39(c)     143        109(c)
  Net assets, end of the period
    (millions)............................  $   33      $   30   $   32   $   42   $   32   $   15   $   10     $    6     $  0.6

---------------
  + For the period March 1, 1990 (commencement of operations) to September 30,
    1990.
 ++ For the period April 3, 1995 (first issuance of C shares) to September 30,
    1995.
(a) Salomon Brothers Asset Management Inc became the investment subadviser to the High Yield Bond Fund on February 1, 1996.
(b) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.03, $.03, $.02, $.02, $.05, $.07 and $.08 per A share for the seven periods ended September 30, 1996, respectively. The operating expense ratios including such items would have been 1.51%, 1.51%, 1.42%, 1.43%, 1.60%, 2.17% and 3.00% (annualized) for A shares for the seven periods ended September 30, 1996, respectively. Excludes management fees waived by the Manager in the amount of $.03 and $.03 per C share for the two periods ended September 30, 1996, respectively. The operating expense ratio including such items would have been 1.98% and 1.96% (annualized) for C shares for the two periods ended September 30, 1996, respectively.
(c) Annualized.
(d) Not annualized.
(e) Does not reflect the imposition of a sales load.
(f) Amounts calculated prior to reclassification of $16,079 relating to permanent book to tax differences. The effect of such reclassification would have resulted in an increase in net investment income of $0.01 for A shares and $0.01 for C shares.

                                  Prospectus 3

                                                                         INTERMEDIATE GOVERNMENT FUND
                                              -----------------------------------------------------------------------------------
                                                                         CLASS A                                     CLASS C
                                              --------------------------------------------------------------     ----------------
                                                            FOR THE YEARS ENDED SEPTEMBER 30,
                                              --------------------------------------------------------------
                                              1996*       1995    1994**    1993     1992     1991    1990+      1996*     1995++
                                              ------     ------   ------   ------   ------   ------   ------     ------    ------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $ 9.29     $ 9.10   $ 9.44   $ 9.84   $10.00   $ 9.49   $ 9.60     $ 9.27    $ 9.05
                                              ------     ------   ------   ------   ------   ------   ------     ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)..................    0.50       0.62     0.43     0.59     0.52     0.67     0.32       0.49      0.21
  Net realized and unrealized gain (loss) on
    investments.............................   (0.21)      0.12    (0.40)   (0.44)    0.10     0.49    (0.12)     (0.21)     0.23
                                              ------     ------   ------   ------   ------   ------   ------     ------    ------
  Total from Investment Operations..........    0.29       0.74     0.03     0.15     0.62     1.16     0.20       0.28      0.44
                                              ------     ------   ------   ------   ------   ------   ------     ------    ------
LESS DISTRIBUTIONS:
  Dividends from net investment income......   (0.50)     (0.55)   (0.37)   (0.52)   (0.55)   (0.65)   (0.27)     (0.49)    (0.22)
  Distributions from net realized gain......      --         --       --    (0.03)   (0.23)      --    (0.04)        --        --
                                              ------     ------   ------   ------   ------   ------   ------     ------    ------
  Total Distributions.......................   (0.50)     (0.55)   (0.37)   (0.55)   (0.78)   (0.65)   (0.31)     (0.49)    (0.22)
                                              ------     ------   ------   ------   ------   ------   ------     ------    ------
NET ASSET VALUE, END OF THE PERIOD..........  $ 9.08     $ 9.29   $ 9.10   $ 9.44   $ 9.84   $10.00   $ 9.49     $ 9.06    $ 9.27
                                              ======     ======   ======   ======   ======   ======   ======     ======    ======
TOTAL RETURN (%)(D).........................    3.24       8.47      .36     1.58     6.47    12.64     2.11(c)    3.04      4.90(c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily
    net assets(a)...........................    0.94       0.95     0.95     0.91     0.78     1.07     1.10(b)    1.20      1.20(b)
  Net investment income to average daily net
    assets..................................    5.42       5.50     4.60     5.99     5.66     6.87     7.04(b)    5.22      5.19(b)
  Portfolio turnover rate...................     135        162      214      150      123      202       76(b)     135       162(b)
  Net assets, end of the period
    (millions)..............................  $   18     $   24   $   41   $  102   $  111   $    5   $    4     $  0.6    $ 0.07

---------------
  * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed method does not correspond with results of operations.
  + For the period March 1, 1990 (commencement of operations) to September 30,
    1990.
 ++ For the period April 3, 1995 (first offering of C shares) to September 30,
    1995.
(a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.06, $.06, $.03, $.01, $.02, $.24 and $.22 per A share for the seven periods ended September 30, 1996, respectively. The operating expense ratios including such items would have been 1.61%, 1.47%, 1.18%, 1.03%, 1.23%, 3.58% and 5.88% (annualized) for A shares for the seven periods ended September 30, 1996, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.06 and $.06 per C share for the two periods ended September 30, 1996, respectively. The operating expense ratio including such items would have been 1.87% and 1.72% (annualized) for C shares for the two periods ended September 30, 1996, respectively.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales load.

                                  Prospectus 4

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The investment objective of the High Yield Bond Fund is high current income. The High Yield Bond Fund seeks to achieve this objective primarily by investing in a portfolio of lower- and medium-rated high yield fixed income securities. These lower-rated securities commonly are referred to as "junk bonds" or "high yield securities." Investments in lower-rated securities entail a high degree of risk and are predominantly speculative. Accordingly, an investment in the High Yield Bond Fund is not appropriate for all investors.

     The investment objective of the Intermediate Government Fund is high current income consistent with the preservation of capital. The Intermediate Government Fund seeks to achieve this objective primarily by investing in securities issued by the U.S. Government, its agencies and instrumentalities, and related repurchase agreements and forward commitments. Under normal market conditions the Intermediate Government Fund will maintain a dollar-weighted effective average maturity of between three and ten years.

     Each Fund's investment objective is fundamental and may not be changed without the vote of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Except as otherwise stated, all policies of each Fund described in this prospectus may be changed by the Trust's Board of Trustees (the "Board of Trustees" or the "Board") without shareholder approval. Each Fund's shares will fluctuate in value as a result of value changes in portfolio investments. There can be no assurance that either Fund's investment objective will be achieved.

     The following is a discussion of each Fund's investment securities and practices, including the risks of investing in these securities or engaging in these practices. For a further discussion of each Fund's investment policies and risks, see "Investment Objective and Policies of the Funds" in the SAI.

HIGH YIELD BOND FUND
-------------------------

THE HIGH YIELD BOND
FUND INVESTS PRIMARILY
IN HIGH-YIELD, LOWER-RATED CORPORATE BONDS.
THESE ARE COMMONLY
CALLED "JUNK BONDS".
BECAUSE THE VALUE OF
THESE SECURITIES WILL
FLUCTUATE, YOU CAN LOSE
MONEY BY INVESTING
IN THE FUND.
     The High Yield Bond Fund will invest primarily in securities rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's Ratings Services ("S&P") or in securities determined by Salomon Brothers Asset Management Inc, the High Yield Bond Fund's investment subadviser (the "Subadviser"), to be of comparable quality. These lower- and medium-rated, and comparable unrated securities offer yields that generally are superior to the yields offered by higher-rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of principal and interest. The Subadviser seeks to minimize the risks of investing in these securities through its careful analysis of the credit status of these issuers. For further discussion of the risks associated with investing in lower-rated securities, see "Lower-Rated
Securities -- Risk Factors" below.

THE AVERAGE WEIGHTED
PORTFOLIO MATURITY OF
THE HIGH YIELD BOND
FUND'S INVESTMENT
PORTFOLIO WILL VARY.
     The Subadviser has discretion to select the range of maturities of the debt obligations in which the High Yield Bond Fund will invest. The Subadviser anticipates that, under normal market conditions, the High Yield Bond Fund will have an average weighted portfolio maturity of 7 to 15 years. However, this average weighted portfolio maturity may vary substantially from time to time depending on economic and market conditions.

                                  Prospectus 5

     Certain of the debt securities purchased by the High Yield Bond Fund may be rated as low as C by Moody's or D by S&P or may be considered comparable to securities having these ratings. These lower-rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current and identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Therefore, the High Yield Bond Fund will not invest in these lower-rated securities unless the Subadviser believes that the difference in yield on these securities is sufficient to justify the higher risk.

     The High Yield Bond Fund may invest up to 10% of its total assets in foreign fixed income securities. The High Yield Bond Fund also may invest in zero coupon and pay-in-kind securities, fixed and floating rate loans, high yield commercial paper, repurchase agreements and reverse repurchase agreements. The High Yield Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives. The High Yield Bond Fund generally will hold such equity investments as a result of purchases of unit offerings of fixed income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed income securities, but also may purchase equity securities not associated with fixed income securities when, in the opinion of the Subadviser, such purchase is appropriate. The High Yield Bond Fund may loan portfolio securities, borrow money (as discussed in the SAI), and purchase securities on a firm commitment or when-issued basis. Up to 10% of the High Yield Bond Fund's net assets may be invested in illiquid securities. In times when, in its judgment, conditions in the securities markets would make pursuing the High Yield Bond Fund's basic investment strategy inconsistent with the best interests of the High Yield Bond Fund's shareholders, the Subadviser may invest up to 100% of its assets in money market instruments, U.S. Government securities, and long- and short-term debt instruments that are rated A or higher by Moody's or S&P. See the Appendix for a description of corporate bond ratings, and the Appendix to the SAI for commercial paper ratings, by Moody's and S&P.

THE HIGH YIELD
BOND FUND MAY
INVEST IN SECURITIES
CONVERTIBLE INTO
COMMON STOCK.
     CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

THE HIGH YIELD
BOND FUND MAY
INVEST IN LOANS.
     FIXED AND FLOATING RATE LOANS. The High Yield Bond Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). The High Yield Bond Fund may invest in such loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). The High Yield Bond Fund considers these investments to be investments in debt securities for purposes of this

                                  Prospectus 6
prospectus. The High Yield Bond Fund, in pursuing its investment policies, may acquire Participations and Assignments that are high yield, nonconvertible corporate debt securities or short duration debt securities. Participations typically will result in the High Yield Bond Fund having a contractual relationship only with the Lender, not with the borrower. The High Yield Bond Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the High Yield Bond Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the High Yield Bond Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the High Yield Bond Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the High Yield Bond Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The High Yield Bond Fund will acquire Participations only if the Lender interpositioned between the High Yield Bond Fund and the borrower is determined by the investment manager to be creditworthy. When the High Yield Bond Fund purchases Assignments from Lenders, the High Yield Bond Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

     The High Yield Bond Fund may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the High Yield Bond Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the High Yield Bond Fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Thus, the High Yield Bond Fund will treat investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. The High Yield Bond Fund may revise this policy in the future.

THE HIGH YIELD BOND
FUND MAY INVEST IN
FIXED INCOME SECURITIES
OF FOREIGN ISSUERS.
     FOREIGN FIXED INCOME SECURITIES. The High Yield Bond Fund may invest up to 10% of its total assets in foreign fixed income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the High Yield Bond Fund's investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets. Investments in securities of foreign issuers may involve risks arising from restrictions on foreign investment and repatriation of capital, from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets,

                                  Prospectus 7
different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the High Yield Bond Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions that might affect adversely payments due on securities held by the High Yield Bond Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the High Yield Bond Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements of U.S. issuers. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the High Yield Bond Fund to obtain or enforce a judgment against the issuers of such obligations.

THE RISKS OF LOWER-
RATED HIGHER-YIELDING
SECURITIES ARE
DIFFERENT FROM THOSE OF
HIGHER-RATED SECURITIES.
     LOWER-RATED SECURITIES -- RISK FACTORS. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the High Yield Bond Fund.

        EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the High Yield Bond Fund among securities of different issuers should reduce the risks of owning any such securities separately.

        The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the High Yield Bond Fund may incur additional expenses to seek recovery.

        Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by the High Yield Bond Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

        SECURITIES RATINGS. Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield bonds. Also, credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Consequently, the

                                  Prospectus 8
rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although the High Yield Bond Fund's Subadviser considers security ratings when making investment decisions, it primarily relies upon its own investment analysis. This analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. Because of the greater number of investment considerations involved in investing in lower-rated securities, the achievement of the High Yield Bond Fund's objective depends more on its Subadviser's analytical abilities than would be the case if it were investing only in securities in the higher rating categories. The High Yield Bond Fund, at the discretion of its Subadviser, may retain a security that has been downgraded below the initial investment criteria.

        LIQUIDITY AND VALUATION. High yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the High Yield Bond Fund would have to replace the security with a lower yielding security. To the extent that there is no established retail secondary market, there may be thin trading of high yielding securities. This may lessen the High Yield Bond Fund's ability to accurately value these securities and its ability to dispose of these securities. Additionally, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yielding securities, especially in a thinly traded market. Certain high yielding securities may involve special registration responsibilities, liabilities and costs and liquidity and valuation difficulties; thus, the responsibilities of the Board of Trustees to value high yield securities in the portfolio becomes more difficult with judgment playing a greater role.

        The table below shows the percentages of the High Yield Bond Fund's assets invested during fiscal 1996 in securities assigned to the various rating categories by Moody's and S&P and in unrated securities determined by the High Yield Bond Fund's Subadviser to be of comparable quality. If a security is ascribed a different rating by Moody's and S&P, it is included in the higher category for purposes of the table below. These figures are dollar-weighted averages of month-end portfolio holdings for the fiscal year ended September 30, 1996, presented as a percentage of total net assets. On February 1, 1996, the High Yield Bond Fund's investment strategy was amended to allow for up to 100% of its assets to be invested in high yield lower-rated securities. These percentages are historical and are not

                                  Prospectus 9
necessarily indicative of the quality of current or future portfolio holdings, which will vary.

                                                       COMPARABLE QUALITY
                                                               OF
                               RATED SECURITIES        UNRATED SECURITIES
                            AS A PERCENTAGE OF THE   AS A PERCENTAGE OF THE
                               HIGH YIELD BOND          HIGH YIELD BOND
   MOODY'S/S&P RATINGS          FUND'S ASSETS            FUND'S ASSETS
   -------------------      ----------------------   ----------------------
U.S. Government
  Securities..............          15.67%                    0.00%
Repurchase Agreements
  involving U.S.
  Government Securities...           4.05%                    0.00%
"BB"/"Ba".................          12.08%                    0.00%
"B"/"B"...................          62.17%                    1.40%
"CCC"/"Caa"...............           2.73%                    0.00%
                                   ------                    -----
                                    96.67%                    1.40%
                                   ======                    =====

     RESTRICTED SECURITIES. As more fully described in the SAI, the High Yield Bond Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). The Board, the Manager or the Subadviser, as applicable, may determine these securities to be liquid pursuant to Board-approved guidelines. The High Yield Bond Fund's investment in Rule 144A securities deemed to be liquid, when combined with illiquid securities, will not exceed 25% of the Fund's net assets at the time of investment. The continued liquidity of Rule 144A securities depends upon various factors, including the maintenance of an efficient institutional market in which such unregistered securities can be readily resold and the willingness of the issuer to register the securities under the 1933 Act.

     WARRANTS. The High Yield Bond Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

THE HIGH YIELD
BOND FUND MAY
INVEST IN CERTAIN
SECURITIES THAT DO
NOT PAY CASH INCOME.
     ZERO COUPON AND PAY-IN-KIND BONDS. The High Yield Bond Fund may invest in zero coupon securities and pay-in-kind bonds, which involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. The High Yield Bond Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

     Zero coupon securities and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-

                                  Prospectus 10
paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds generally are not traded on a national securities exchange, such securities are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the High Yield Bond Fund's 10% limitation on investments in illiquid securities.

     Current Federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for Federal income and excise taxes, the High Yield Bond Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

INTERMEDIATE GOVERNMENT FUND
---------------------------------

THE INTERMEDIATE
GOVERNMENT FUND
INVESTS PRIMARILY
IN U.S. GOVERNMENT
DEBT SECURITIES.
BECAUSE THE VALUE OF
THESE SECURITIES WILL
FLUCTUATE, YOU CAN
LOSE MONEY BY INVESTING
IN THE FUND.
     The Intermediate Government Fund invests at least 80% of its assets in debt securities (including mortgage-backed securities) issued or guaranteed by the U.S. Government and its agencies and instrumentalities, and repurchase agreements and when-issued and forward commitment securities involving such debt obligations. The Intermediate Government Fund also may lend its securities, borrow money (as discussed in the SAI), invest in money market instruments to maintain sufficient liquidity, seek to hedge against interest rate changes by a variety of strategies involving the use of options, futures contracts and options on futures contracts as described below, invest in stripped securities, inverse floaters and invest up to 10% of its net assets in illiquid securities. Under normal conditions the Intermediate Government Fund will maintain a dollar-weighted effective average maturity of between three and ten years. In times where, in its judgment, conditions in the securities markets would make pursuing the Intermediate Government Fund's basic investment strategy inconsistent with the best interests of the Intermediate Government Fund's shareholders, the Manager may shorten the Intermediate Government Fund's dollar-weighted effective average maturity below three years.

WITHIN CERTAIN LIMITS,
THE INTERMEDIATE
GOVERNMENT FUND
MAY UTILIZE
FUTURES AND OPTIONS
ON FUTURES CONTRACTS
FOR PURPOSES OTHER
THAN HEDGING.
     FUTURES AND OPTIONS. To the extent that the Intermediate Government Fund enters into futures contracts and options on futures contracts other than for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Intermediate Government Fund's investment portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Intermediate Government Fund has entered into. The Intermediate Government Fund may hedge up to 100% of its net assets by such transactions. The Intermediate Government Fund will not purchase any option, if immediately thereafter, the aggregate cost of all outstanding options (including options on futures described above) purchased by the Intermediate Government Fund would exceed 5% of the value of its total assets. The Intermediate Government Fund may write call options and put options on up to 15% of its total assets. The Intermediate Government Fund might not use any of the strategies described above, and there can be no assurance that any strategy used will succeed. For a

                                  Prospectus 11
description of the risks of engaging in futures and options see "Policies and Risk Factors Applicable to both Funds -- Futures and Options" below.

     MONEY MARKET INSTRUMENTS. The types of money market instruments in which the Intermediate Government Fund can invest include high quality commercial paper, other high quality short-term corporate debt obligations and various instruments issued by domestic banks and savings and loan associations having assets of at least $1 billion and capital, surplus and undivided profit of over $100 million as of the close of the most recent fiscal year.

THE INTERMEDIATE
GOVERNMENT FUND MAY
INVEST IN U.S.
GOVERNMENT OR
U.S. GOVERNMENT-
RELATED MORTGAGE
SECURITIES AS WELL
AS PRIVATE ISSUER
MORTGAGE-BACKED
SECURITIES.
     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. These securities generally provide monthly interest and, in most cases, principal payments that are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Mortgage-backed securities may be issued by the U.S. Government or U.S. Government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably their effective maturities. This contrasts with U.S. Treasury securities, for instance, which generally pay all principal at maturity and typically have an effective maturity equal to the final stated maturity. Thus, for purposes of calculating the Intermediate Government Fund's weighted average maturity, the Intermediate Government Fund will apply the standard market consensus with respect to the effective maturity of mortgage-backed securities rather than their stated final maturities.

        U.S. GOVERNMENT AND U.S. GOVERNMENT-RELATED MORTGAGE-BACKED SECURITIES. The Government National Mortgage Association ("GNMA") is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development and is a primary issuer of U.S. Government-related mortgage-backed securities. GNMA pass-through securities are considered to be riskless with respect to default because the underlying mortgage loan portfolio is comprised entirely of U.S. Government-backed loans and timely principal and interest payments are guaranteed by the full faith and credit of the U.S. Government. Residential mortgage loans also are pooled by the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, and Fannie Mae, a U.S. Government-sponsored corporation owned entirely by private stockholders, which guarantee the timely payment of interest and the ultimate collection of principal on their respective securities.

        PRIVATE ISSUER MORTGAGE-BACKED SECURITIES. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by FHLMC, Fannie Mae, GNMA or pools of conventional mortgages. These securities generally offer a higher interest rate than securities with direct or indirect U.S. Government guarantees of payments. However, many issuers or servicers of these securities guarantee timely payment of interest and principal, which also may be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet

                                  Prospectus 12
their obligations under the relevant guarantee or insurance policies. Mortgage-backed securities of private issuers, including CMOs, also have achieved broad market acceptance and, consequently, an active secondary market has emerged. However, the market for these securities is smaller and less liquid than the market for U.S. Government and U.S. Government-related mortgage pools. The maximum permitted investment in mortgage-backed securities of private issuers is 20% of the net assets of the Intermediate Government Fund.

        REMICs. The Intermediate Government Fund may invest in U.S. Government and privately issued real estate mortgage investment conduits ("REMICs"), a common form of CMO. REMICs are entities that issue multiple-class real estate mortgage-backed securities that qualify and elect treatment as such under the Internal Revenue Code of 1986, as amended (the "Code"). REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to Federal income taxation. Instead, income is passed through the entity and is taxed to the persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests" and "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be directly or indirectly secured principally by real property. The risks inherent in investing in REMICs are similar to those of CMOs in general, as well as those of other mortgage-backed securities as described below.

        RISKS OF MORTGAGE-BACKED SECURITIES. Investments in mortgage-backed securities entail both market and prepayment risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates declined, the prepayment only may be invested by the Intermediate Government Fund at the then prevailing lower rate. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility of the market value of certain mortgage-backed securities. The Manager will attempt to manage the Intermediate Government Fund so that this volatility, together with the volatility of other investments in the Intermediate Government Fund, is consistent with its investment objective.

     STRIPPED SECURITIES. The Intermediate Government Fund may invest in separately traded interest and principal components of securities ("Stripped Securities"), including U.S. Government securities. Stripped Securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional debt securities.

     U.S. GOVERNMENT SECURITIES. U.S. Government securities in which the Intermediate Government Fund may invest include (1) direct U.S. Treasury obligations, (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government or the right of the issuer to borrow specified amounts from the U.S. Government, and (3) obligations of U.S. Government agencies and instrumentalities that are not backed by the full faith and credit of the United States.

                                  Prospectus 13

POLICIES AND RISK FACTORS APPLICABLE TO BOTH FUNDS
--------------------------------------------------------

     DEBT OBLIGATIONS AND FUND MATURITY. The market value of debt securities held by each Fund will be affected by changes in interest rates. There normally is an inverse relationship between the market value of such securities and actual changes in interest rates. Thus, a decline in interest rates generally produces an increase in market value, while an increase in rates generally produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of such a security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness also will affect the market value of the debt securities of that issuer. Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

EACH FUND MAY UTILIZE
FUTURES AND OPTIONS
CONTRACTS TO ATTEMPT
TO REDUCE THE VOLATILITY
OF ITS INVESTMENT
PORTFOLIO.
     FUTURES AND OPTIONS. Each Fund may engage in transactions in options and futures contracts in an effort to adjust the risk/return characteristics of its investment portfolio. High Yield Bond Fund's Subadviser has no current intention of engaging in such transactions. Each Fund also may, in certain circumstances, purchase or sell futures contracts or options as a substitute for the purchase or sale of securities. Each Fund may purchase and sell put and call options on debt securities and indices of debt securities, purchase and sell futures contracts on debt securities and indices of debt securities, and purchase and sell options on such futures contracts. For example, if the Manager or Subadviser, as applicable, anticipates that interest rates will rise, a Fund also may sell a debt futures contract or a call option thereon or purchase a put option on a futures contract as a hedge against a decrease in the value of that Fund's securities. If the Manager or Subadviser, as applicable, anticipates that interest rates will decline, a Fund may purchase a debt futures contract or a call option thereon or sell a put option on a futures contract to protect against an increase in the price of securities a Fund intends to purchase.

     If the Manager or the Subadviser, as the case may be, incorrectly forecasts interest rates in utilizing a strategy for the a Fund, the Fund would be in a better position if it had not hedged at all. Investments in futures and options involve certain risks that are different in some respects from investment risks associated with investment in securities. The principal risks associated with the use of futures and options are: (1) imperfect correlation in the price movements of securities underlying the options and futures and the price movements of the portfolio securities subject to the hedge; (2) possible lack of a liquid market for closing out futures or options positions; (3) the need for additional portfolio management skills and techniques; (4) the fact that, while hedging strategies can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with options and futures transactions and the possible inability of the Fund to close out or liquidate an options or a futures position. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the security underlying the hedging instrument may not be the same security that is being hedged. The Manager or the Subadvisers, as the case may be, will attempt to create a closely correlated hedge,

                                  Prospectus 14
but hedging activities may not be completely successful in eliminating market fluctuation. The ordinary spreads between prices in the futures markets, due to the nature of the futures market, are subject to distortion. Due to the possibility of distortion, a correct forecast of market trends by the Manager or the Subadvisers, as the case may be, may still not result in a successful transaction. The Manager or the Subadvisers, as the case may be, may be incorrect in its expectation as to the extent of market movements, or the time span within which the movements take place.

EACH FUND MAY INVEST
A PORTION OF ITS ASSETS
IN ILLIQUID SECURITIES.
     ILLIQUID SECURITIES. A Fund will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid by virtue of the absence of a readily available market or due to legal or contractual restrictions on resale, except as noted under "High Yield Bond Fund -- Restricted Securities" above.

     PORTFOLIO TURNOVER. Each Fund may purchase and sell securities without regard to the length of time the securities have been held. A high rate of portfolio turnover generally leads to higher transaction costs and may result in a greater number of taxable transactions. The High Yield Bond Fund's portfolio turnover rate for the fiscal years ended September 30, 1995 and 1996 was 109% and 143%, respectively. The Intermediate Government Fund's portfolio turnover rate for the same periods was 162% and 135%, respectively. See "Brokerage Practices" in the SAI.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell the securities to the original seller (a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market maker in U.S. Government securities) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or the maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, including possible decline in the market value of the underlying securities and delays and costs to a Fund if the other party to the repurchase agreement becomes bankrupt, each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager or Subadviser, as applicable, to present minimal credit risks in accordance with guidelines established by the Board of Trustees. Each Fund may invest up to 25% of its total assets in repurchase agreements.

     WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a "when-issued" basis and the Intermediate Government Fund may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. In addition, the High Yield Bond Fund may purchase securities on a firm commitment basis. When such transactions are negotiated, the price, which generally is expressed in terms of yield, is fixed at the time of entering into the transaction. Payment and delivery for securities purchased or sold using these investment techniques, however, takes place at a later date than is customary for that type of security. At the time a Fund enters into the transaction, the securities purchased thereby are recorded as an asset of the Fund and thereafter are subject to changes in value based upon changes in the general level of interest rates. Accordingly, purchasing a security using one of these techniques can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

                                  Prospectus 15

     At the time that a Fund purchases a security using one of these techniques, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward or firm commitment securities will be established and maintained with the Trust's custodian and will be marked to market daily. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of securities held in the segregated asset account and/or from available cash flow. When-issued and forward commitment securities may be sold prior to the settlement date. The Funds will engage in when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. However, if the Fund chooses to dispose of the right to acquire a security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. In addition, there is always the risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated account.

     If the Fund disposes of the right to acquire a when-issued or forward commitment security prior to its acquisition or disposes of its right to deliver against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee.

NET ASSET VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE NET ASSET VALUE OF
EACH CLASS OF FUND
SHARES IS CALCULATED
DAILY AS OF THE CLOSE
OF REGULAR TRADING ON
THE NEW YORK STOCK
EXCHANGE.
     The net asset values of each Fund's A shares and C shares are calculated by dividing the value of the total assets of each Fund attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. Shares are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") each day it is open. Fund securities and other investments are stated at market value based on the last sales price as reported by the principal securities exchange on which the securities are traded. If no sale is reported, market value is based on the most recent quoted bid price. In the absence of a readily available market quote, or if the Manager or a Subadviser has reason to question the validity of market quotations it receives, securities and other assets are valued using such methods as the Board of Trustees believes would reflect fair value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rate prevailing at the time a Fund calculates its net asset value per share. The per share net asset value of A shares and C shares may differ as a result of the different daily expense accruals applicable to each class. For more information on the calculation of net asset value, see "Net Asset Value" in the SAI.

                                  Prospectus 16

   (LOGO) HERITAGE FAMILY OF FUNDS(TM)     HERITAGE FAMILY OF FUNDS
                                           Account Application
                                           P.O. Box 33022, St. Petersburg, FL 33733
                                           [ ] New Account     [ ] Update to Existing Account # ------------------
                                                               (Indicate fund in Fund Selection section below)

--------------------------------------------------------------------------------

ACCOUNT REGISTRATION

                                                                           [ ] Corporation    [ ] Gift to Minor
[ ] Individual         [ ] Joint Tenant with Right of Survivorship         [ ] Association, Partnership or other
[ ] Trust              [ ] Foundation or Exempt Organization               organization

-----------------------------------------------------------  ---------------------------------------------
Name of account owner                                        Social Security or Taxpayer ID #

-----------------------------------------------------------  ---------------------------------------------
Joint owner/Trustee/Custodian                                Social Security or Taxpayer ID #

-----------------------------------------------------------  ---------------------------------------------
Joint owner/Trustee                                          Date of birth of first named owner

-----------------------------------------------------------  ---------------------------------------------
Street address                                               Daytime phone number

-----------------------------------------------------------  ---------------------------------------------
Street address                                               Are you a U.S. citizen?  [ ]  Yes  [ ]  No

-----------------------------------------------------------  ---------------------------------------------
City, State and ZIP                                          If no, country of residence

FUND SELECTION ($1,000 minimum initial investment unless participating in an automatic investment plan)

                                                                                 Pay             Pay capital
Fund name                                Share class       Investment amount     dividends in    gains in:
                                           A      C                              Shares Cash     Shares   Cash
     Heritage Series Trust:
[ ]  Small Cap Stock Fund                 [ ]    [ ]       $ ----------------     [ ]    [ ]      [ ]      [ ]
[ ]  Growth Equity Fund                   [ ]    [ ]       $ ----------------     [ ]    [ ]      [ ]      [ ]
[ ]  Value Equity Fund                    [ ]    [ ]       $ ----------------     [ ]    [ ]      [ ]      [ ]
     Eagle International Equity
[ ]  Portfolio                            [ ]    [ ]       $ ----------------     [ ]    [ ]      [ ]      [ ]
     Heritage Capital Appreciation
[ ]  Trust                                [ ]    [ ]       $ ----------------     [ ]    [ ]      [ ]      [ ]
[ ]  Heritage Income-Growth Trust         [ ]    [ ]       $ ----------------     [ ]    [ ]      [ ]      [ ]
     Heritage Income Trust:
[ ]  High Yield Bond Fund                 [ ]    [ ]       $ ----------------     [ ]    [ ]      [ ]      [ ]
[ ]  Intermediate Government Fund         [ ]    [ ]       $ ----------------     [ ]    [ ]      [ ]      [ ]
     Heritage Cash Trust:
[ ]  Money Market Fund                    [ ]              $ ----------------     [ ]    [ ]      [ ]      [ ]
[ ]  Municipal Money Market Fund          [ ]              $ ----------------     [ ]    [ ]      [ ]      [ ]
                                                                                 If none checked, all
                                                                                 reinvested in shares.
TOTAL INVESTMENT                                           $ ----------------

SIGNATURES AND TAXPAYER IDENTIFICATION CERTIFICATION

Each person signing on behalf of an entity represents that his/her actions are authorized. I have received and read a current prospectus for each fund in which I am investing and understand that its terms are incorporated by reference into this application. I understand that certain redemptions may be subject to a contingent deferred sales load. I agree that the Fund, Manager, Distributor and their Trustees, directors, officers and employees will not be held liable for any loss, liability, damage, or expense for relying upon this application or any instructions including telephone instructions they reasonably believe are authentic. If a taxpayer identification number is not provided and certified, all dividends paid will be subject to 31% Federal backup withholding.

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me).
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.


X                                                       X
  ---------------------------------------------         ---------------------------------------------
  Signature                                Date           Signature                                Date

REDUCED SALES CHARGES

STATEMENT OF INTENT

If you agree in advance to invest at least $25,000 in Heritage Mutual Funds other than Heritage Cash Trust within 13 months, you will pay a reduced sales charge on those investments. Investments made up to 90 days before adopting this agreement are eligible for this discount. All prior investments can be applied toward meeting the investment requirement.

[ ] I agree to invest at least the amount selected below over a 13-month period
    beginning     /    /     . I understand that an additional sales charge must
    be paid if I do not complete this Statement of Intent.

   [ ] $25,000    [ ] $50,000    [ ] $100,000    [ ] $250,000   [ ] $500,000   [ ] $1,000,000

RIGHT OF ACCUMULATION

If you, your spouse, or your minor children own shares in other Heritage Mutual Funds, you may qualify for a reduced sales charge. Class A shares of Heritage Cash Trust are not eligible unless purchased by exchange from another Heritage Mutual Fund. These shares can be credited to a Statement of Intent.

[ ] I qualify for the Right of Accumulation. Please link the following Heritage accounts.

-----------------------------------   ------------------------------------------
Fund/Account Number                       Fund/Account Number

-----------------------------------   ------------------------------------------
Fund/Account Number                       Fund/Account Number

TELEPHONE TRANSACTIONS

You may redeem shares by calling Heritage and requesting that funds be sent to your address of record or the bank account listed in the Bank Account Information section below. We will withdraw up to $50,000 from your account and mail it to your address of record provided that address has not been changed in the last 30 days.

You may also exchange between the same class shares of like-registered accounts in any of the Heritage Mutual Funds by calling Heritage and requesting this service. Please see the prospectus for certain requirements for exchanging shares between funds.

If you DO NOT want to be able to process redemptions and exchanges via telephone order, please check here: [ ]

DOLLAR COST AVERAGING PLANS

AUTOMATIC INVESTING
You can instruct us to transfer funds from a specified bank checking account to your Heritage Fund account. This transfer will be effected by either an electronic transfer or by a paper draft. Complete the Bank Account Information section below and attach a voided check to this application.

                                                                                Frequency (check one)
                                                         Transfer Date   Month-    Quar-    Semi-      Annu-
              Fund                      Amount           5th     15th      ly      terly   Annually    ally
                                  $                      [ ]     [ ]     [ ]       [ ]      [ ]        [ ]
-------------------------------   ------------------

                                  $                      [ ]     [ ]     [ ]       [ ]      [ ]        [ ]
-------------------------------   ------------------

                                  $                      [ ]     [ ]     [ ]       [ ]      [ ]        [ ]
-------------------------------   ------------------
                                                         Choose one or both


                I authorize Heritage to draw on my bank account, by check or electronic transfer,
 ATTACH         for investment in a Heritage fund. Heritage and my bank are not liable for any loss
 VOIDED         resulting from delays or dishonored draws. This program can be revoked by Heritage
 CHECK          without prior notice if any draw is dishonored. I can discontinue this program at
 HERE           any time.

                X                                           X
                ----------------------------------------    ----------------------------------------
                Signature on checking account               Signature on checking account
                TO THE BANK NAMED BELOW:

In consideration of your compliance with the request and authorization of the depositor named above, Heritage Asset Management, Inc. agrees (1) To indemnify and hold you harmless from any loss you may suffer as a consequence of your actions resulting from or in connection with the execution and issuance of any check, draft, or order, whether or not genuine, purporting to be executed and received by you in the regular course of business under pre-authorized draft arrangement of the Heritage funds, including any costs or expenses reasonably incurred in connection therewith; (2) That in the event any such check, draft, or order shall be dishonored, whether with or without cause, and whether intentionally or inadvertently, to indemnify you and hold harmless from any loss resulting from such dishonor including your costs and reasonable expenses, except any losses due to your payment of any draw against insufficient funds;
(3) To defend at our cost and expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to the foregoing requests, or in any manner arising by reason of your participation in the foregoing plan; and (4) That your participation in the plan or that of the depositor may be terminated by notice from either party to the other.

AUTOMATIC EXCHANGE
You can instruct us to periodically exchange funds from one Heritage Mutual Fund to a like-registered account in the same class of another Heritage Mutual Fund.

                         [ ] Monthly   [ ] Quarterly   [ ] Semiannually    [ ] Annually
Frequency (choose one):
Day of month (choose
one):                    [ ] 1st       [ ] 5th         [ ] 10th            [ ] 20th
Fund to exchange from                      Fund to exchange to                    Amount
                                                                                  $
-------------------------------------      -------------------------------------  ---------------


                                                                                  $
-------------------------------------      -------------------------------------  ---------------


                                                                                  $
-------------------------------------      -------------------------------------  ---------------

DIRECTED DIVIDENDS
You can direct the dividend payments from one Heritage Mutual Fund into a like-registered account in the same class of another Heritage Mutual Fund. In the Fund Selection section above, check the box for cash dividends.

From fund                                  To fund

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

SYSTEMATIC WITHDRAWAL PLAN (SWP)
You can receive monthly, quarterly, semiannually, or annually checks from your account. The checks can be sent to you at your address of record, to an account at a bank or other financial institution, or to another person you designate. You may send checks to more than one place. If you begin a SWP in Class C shares of a fund, you may redeem up to 12% annually of your current account value without incurring a contingent deferred sales load.

-----------------------------------------------            Frequency (choose one):         [ ]  Monthly
Fund for Withdrawal                                                                        [ ]  Quarterly
                                                                                           [ ]  Semiannually
                                                                                           [ ]  Annually

Day of month (choose one):    [ ]  1st     [ ]  5th     [ ]  10th     [ ]  20th

Send payment to:                           Amount

[ ]  My address of record.           $                                     ---------------------------------
                                       -------------------                 Payee name
[ ]  The bank account listed in
     the Bank Account Information    $                                     ---------------------------------
     section below.                    -------------------                 Payee address
[ ]  The payee listed at the
     right. (If you have more
     than one payee, please          $                                     ---------------------------------
     attach a separate sheet           -------------------                 City, State and ZIP
     indicating the amount to be
     sent to each.)
                                                                           ---------------------------------
                                                                           Payee account number (if
                                                                           applicable)

BANK ACCOUNT INFORMATION

Provide bank checking account information if you are participating in an Automatic Investment or Systematic Withdrawal Plan or if you wish for redemption proceeds to be sent directly to your bank.

--------------------------------      ------------------------------------------
Bank name                             Bank account number

--------------------------------      ------------------------------------------
Address                               Bank routing (ABA) number (from your bank)

--------------------------------
City, State and ZIP

DEALER INFORMATION

We hereby authorize the Distributor to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases made under a Letter of Intent or Right of Accumulation. We guarantee the signatures on this application and the legal capacity of the signers.
If a Systematic Withdrawal Plan is being established, we believe that the amount to be withdrawn is reasonable in light of the investor's circumstances and we recommend establishment of the account.

----------------------------     ------------------     ------------------------
Representative's name            Branch number          Representative's number

----------------------------     -----------------------------------------------
Dealer name                      Branch office location

----------------------------     -----------------------------------------------
Main office address              Branch phone number

                                 X
----------------------------      ----------------------------------------------
City, State and ZIP              Authorized representative's signature

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Total return data of the A shares and C shares from time to time may be included in advertisements about each Fund. Performance information is computed separately for A shares and C shares in accordance with the methods described below. Because C shares bear the expense of a higher distribution fee attributable to the deferred sales load alternative, the performance of C shares likely will be lower than that of A shares.

     Total return with respect to a class for the one-, five- and ten-year periods or, if such periods have not yet elapsed, the period since the establishment of that class through the most recent calendar quarter represents that average annual compounded rate of return on an investment of $1,000 in that class at the public offering price (in the case of A shares, giving effect to the maximum initial sales load of 3.75% and, in the case of C shares, giving effect to the deduction of any contingent deferred sales load ("CDSL") that would be payable). In addition, each Fund also may advertise its total return in the same manner, but without taking into account the initial sales load or CDSL. Each Fund also may advertise total return calculated without annualizing the return, and total return may be presented for other periods. By not annualizing the returns, the total return calculated in this manner simply will reflect the increase in net asset value per A share and C share over a period of time, adjusted for dividends and other distributions. A share and C share performance may be compared with various indices.

     Each Fund also may from time to time advertise the yield of A shares and C shares and compare these yields to those of other mutual funds with similar investment objectives. The yield of each class of each Fund will be computed by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the yield for a class may not equal the dividend income actually paid to shareholders or the net investment income per share reported in each Fund's financial statements.

     All data is based on each Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's investment portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Additional performance information is contained in each Fund's annual report to shareholders, which may be obtained, without charge, by contacting your Fund at
(800) 421-4184. For more information on investment performance, see the SAI.

                             INVESTING IN THE FUNDS

PURCHASE PROCEDURES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Shares of each Fund are offered continuously through the Trust's principal underwriter, Raymond James & Associates, Inc. (the "Distributor"), and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load

                                  Prospectus 17

YOU MAY BUY SHARES
OF EACH FUND BY:
remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the 1933 Act. For a discussion of the classes of shares offered by each Fund, see "Choosing a Class of Shares."

 - CALLING YOUR
   REPRESENTATIVE
     Shares of each Fund may be purchased through a registered representative of the Distributor, a participating dealer or a participating bank
("Representative") by placing an order for Fund shares with your Representative and remitting payment to the Distributor, participating dealer or bank within three business days.

     All purchase orders received by the Distributor prior to the close of regular trading on the Exchange -- generally 4:00 p.m., Eastern time -- will be executed at that day's offering price. Purchase orders received by your Representative prior to the close of regular trading on the Exchange and transmitted to the Distributor before 5:00 p.m., Eastern time, on that day also will receive that day's offering price. Otherwise, all purchase orders accepted after the offering price is determined will be executed at the offering price determined as of the close of regular trading on the Exchange on the next trading day. See "What Class A Shares Will Cost" and "What Class C Shares Will Cost."

 - COMPLETING THE
   ACCOUNT
   APPLICATION
   CONTAINED IN THIS
   PROSPECTUS AND
   SENDING YOUR
   CHECK; OR
     You also may purchase shares of a Fund directly by completing and signing the Account Application found in this prospectus and mailing it, along with your payment, to Heritage Income Trust -- High Yield Bond Fund or Intermediate Government Fund, as applicable, Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, FL 33733.

 - SENDING A
   FEDERAL FUNDS
   WIRE.
     Shares may be purchased with Federal funds (a commercial bank's deposit with the Federal Reserve Bank that can be transferred to another member bank on the same day) sent by Federal Reserve or bank wire to:

     State Street Bank and Trust Company
     Boston, Massachusetts
     ABA #011-000-028
     Account #3196-769-8
     Name of the Fund
     The class of shares to be purchased
     (Your Account Number Assigned by the Fund)
     (Your Name)

     To open a new account with Federal funds or by wire, you must contact the Manager or your Representative to obtain a Heritage Mutual Fund account number. Commercial banks may elect to charge a fee for wiring funds to State Street Bank and Trust Company. For more information on how to buy shares, see "Investing in the Funds" in the SAI.

MINIMUM INVESTMENT REQUIRED/ACCOUNTS WITH LOW BALANCES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AN INITIAL INVESTMENT
MUST BE AT LEAST
$1,000. A MINIMUM
BALANCE OF $500 MUST
BE MAINTAINED.
     Except as provided under "Systematic Investment Programs" the minimum initial investment in a Fund is $1,000 and a minimum account balance of $500 must be maintained. These minimum requirements may be waived at the discretion of the Manager. In addition, initial investments in Individual Retirement Accounts

                                  Prospectus 18

("IRAs") may be reduced or waived under certain circumstances. Contact the Manager or your Representative for further information.

     Due to the high cost of maintaining accounts with low balances, it is currently the Trust's policy to redeem Fund shares in any account if the account balance falls below the required minimum value of $500, except for retirement accounts. The shareholder will be given 30 days' notice to bring the account balance to the minimum required or the Trust may redeem shares in the account and pay the proceeds to the shareholder. The Trust does not apply this minimum account balance requirement to accounts that fall below this minimum due to market fluctuation.

SYSTEMATIC INVESTMENT PROGRAMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DOLLAR COST AVERAGING PLANS:
-------------------------------

EACH FUND OFFERS
INVESTORS A VARIETY OF
CONVENIENT FEATURES AND
BENEFITS, INCLUDING DOLLAR
COST AVERAGING.
     A variety of systematic investment options are available for the purchase of Fund shares. These options provide for systematic monthly investments of $50 or more through systematic investing, payroll or government direct deposit, or exchange from another mutual fund advised or administered by the Manager ("Heritage Mutual Fund"). You may change the amount to be invested automatically or may discontinue this service at any time without penalty. If you discontinue this service before reaching the required account minimum, the account must be brought up to the minimum in order to remain open. You will receive a periodic confirmation of all activity for your account. For additional information on these options, see the Account Application or contact the Manager at (800) 421-4184 or your Representative.

RETIREMENT PLANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Shares of either Fund may be purchased as an investment for Heritage IRA plans. In addition, shares may be purchased as an investment for self-directed IRAs, defined contribution plans, Simplified Employee Pension Plans ("SEPs") and other retirement plans. For more detailed information on retirement plans, contact the Manager at (800) 421-4184 or your Representative and see "Investing in the Funds" in the SAI.

CHOOSING A CLASS OF SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

A SHARES HAVE A
FRONT-END SALES
LOAD AND LOWER
ANNUAL EXPENSES
THAN C SHARES.
C SHARES HAVE A
CDSL ON REDEMPTIONS
WITHIN ONE
YEAR OF PURCHASE.
     Each Fund offers and sells two classes of shares, A shares and C shares. The primary difference between the A shares and the C shares lies in their initial sales load and CDSL structures and in their ongoing expenses, including asset-based sales charges in the form of distribution fees. A shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales load imposed at the time of purchase. C shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. A CDSL of 1% is imposed on C shares if you hold those shares for less then one year. C shares are subject to higher ongoing distribution fees than A shares. When you place an order for Fund shares, you must specify which class of shares you wish to purchase.

                                  Prospectus 19

YOU MAY CHOOSE
A SHARE CLASS THAT
MEETS YOUR INVESTMENT
OBJECTIVES. CONSULT WITH
YOUR REPRESENTATIVE.
     The purchase plans offered by each Fund enable you to choose the class of shares that you believe will be most beneficial given the amount of your intended purchase, the length of time you expect to hold the shares and other circumstances. You should consider whether, during the anticipated length of your intended investment in a Fund, the accumulated continuing distribution and service fees plus the CDSL on C shares would exceed the initial sales load plus accumulated Rule 12b-1 distribution fees on A shares purchased at the same time. Another factor to consider is whether the potentially higher yield of A shares due to lower ongoing charges will offset the initial sales load paid on such shares. Representatives may receive different compensation for sales of A shares than sales of C shares.

     If you purchase sufficient shares to qualify for a reduced sales load, you may prefer to purchase A shares because similar reductions are not available on C shares. For example, if you intend to invest more than $1,000,000 in shares of a Fund, you should purchase A shares. Moreover, all A shares are subject to a lower Rule 12b-1 fee and, accordingly, are expected to pay correspondingly higher dividends on a per share basis. If your purchase will not qualify for a reduced sales load, you still may wish to purchase A shares if you expect to hold your shares for an extended period of time because, depending on the number of years you hold the investment, the continuing distribution and service fees on C shares would eventually exceed the initial sales load plus the continuing service fee on A shares during the life of your investment. However, because initial sales loads are deducted at the time of purchase, not all of the purchase payment for A shares is invested initially.

     You might determine that it would be more advantageous to purchase C shares in order to have all of your purchase payment invested initially. However, your investment would remain subject to higher continuing distribution and service fees and, if you hold your shares for less than one year, be subject to a CDSL. For example, based on current fees and expenses for a Fund and the maximum sales load on A shares, you would have to hold A shares approximately seven years before the accumulated distribution and service fees on the C shares would exceed the initial sales load plus the accumulated service fees on the A shares.

WHAT CLASS A SHARES WILL COST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SALES LOAD ON
A SHARES WILL VARY
DEPENDING ON THE
AMOUNT YOU INVEST.
     A shares are sold on each day on which the Exchange is open. A shares are sold at their next determined net asset value plus a sales load as described below.

                                       SALES LOAD AS A
                                        PERCENTAGE OF
                                 ----------------------------
                                               NET AMOUNT        DEALER CONCESSION
           AMOUNT OF             OFFERING       INVESTED         AS A PERCENTAGE OF
           PURCHASE               PRICE     (NET ASSET VALUE)    OFFERING PRICE(1)
           ---------             --------   -----------------    ------------------
Less than $25,000..............   3.75%           3.90%                 3.25%
$25,000 to $49,999.............   3.25%           3.36%                 2.75%
$50,000 to $99,999.............   2.75%           2.83%                 2.25%
$100,000 to $249,999...........   2.25%           2.30%                 1.75%
$250,000 to $499,999...........   1.75%           1.78%                 1.25%
$500,000 to $999,999...........   1.25%           1.27%                 1.00%
$1,000,000 and over............   0.00%           0.00%                 0.00%(2)

---------------

(1) During certain periods, the Distributor may pay 100% of the sales load to participating dealers. Otherwise, it will pay the dealer concession shown above.

(2) The Manager may pay from its own resources up to 1.00% of the purchase amount to the Distributor for purchases of $1,000,000 or more.

                                  Prospectus 20

     A shares may be sold at net asset value without any sales load to: the Manager and the Subadviser; current and retired officers and Trustees of the Trust; directors, officers, and full-time employees of the Manager, Subadviser of any Heritage Mutual Fund, the Distributor, and their affiliates; registered representatives and employees of broker-dealers that are parties to dealer agreements with the Distributor (or financial institutions that have arrangements with such broker-dealers); directors, officers and full time employees of banks that are party to agency agreements with the Distributor; and all such persons' immediate relatives, and their beneficial accounts. In addition, the American Psychiatric Association has entered into an agreement with the Distributor that allows its members to purchase A shares at a sales load equal to two-thirds of the percentages in the above table. The dealer concession also will be adjusted in a like manner. A shares also may be purchased without sales loads by investors who participate in certain broker-dealer wrap fee investment programs.

HERITAGE NET ASSET VALUE ("NAV") TRANSFER PROGRAM
-----------------------------------------------------------

YOU MAY QUALIFY FOR A
PURCHASE WITH NO SALES
LOAD UNDER THE HERITAGE
NAV TRANSFER PROGRAM.
     A shares of either Fund may be sold at net asset value without any sales load under the Manager's NAV Transfer Program. To qualify for the NAV Transfer Program, you must provide adequate proof that within 90 days prior to the purchase of a Heritage Mutual Fund you redeemed shares from a load or no-load mutual fund other than a Heritage Mutual Fund or any money market fund. To provide adequate proof you must complete a qualification form and provide a statement showing the value liquidated from the other mutual fund.

COMBINED PURCHASE PRIVILEGE (RIGHT OF ACCUMULATION)
-----------------------------------------------------------

YOU MAY QUALIFY FOR
A REDUCED SALES LOAD
BY COMBINING PURCHASES.
     You may qualify for the sales load reductions indicated in the above sales load schedule by combining purchases of A shares into a single "purchase" if the resulting "purchase" totals at least $25,000. For additional information regarding the Combined Purchase Privilege, see the Account Application or "Investing in the Trust" in the SAI.

STATEMENT OF INTENTION
------------------------

A STATEMENT OF
INTENTION ALLOWS YOU
TO REDUCE THE SALES
LOAD ON COMBINED
PURCHASES OF $25,000
OR MORE OVER ANY
13-MONTH PERIOD.
     You also may obtain the reduced sales loads shown in the above sales load schedule by means of a written Statement of Intention, which expresses your intention to invest not less than $25,000 within a period of 13 months in A shares of either Fund or A shares of any other Heritage Mutual Fund subject to a sales load ("Statement of Intention"). If you qualify for the Combined Purchase Privilege, you may purchase A shares of the Heritage Mutual Funds under a single Statement of Intention. In addition, if you own Class A shares of any other Heritage Mutual Fund subject to a sales load, you may include those shares in computing the amount necessary to qualify for a sales load reduction. The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. If you would like to enter into a Statement of Intention in conjunction with your initial investment in A shares of either Fund, please complete the appropriate portion of the Account Application found in this prospectus. Current Fund shareholders desiring to do so can obtain a Statement of Intention by contacting the Manager or the Distributor at the address or telephone number listed on the cover of this prospectus, or from their Representative.

                                  Prospectus 21

     For more information on "What Class A Shares Will Cost" and a further explanation of instances in which the sales load will be waived or reduced, see "Investing in the Funds" in the SAI.

WHAT CLASS C SHARES WILL COST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE CDSL, IF
APPLICABLE, IS BASED
ON THE LOWER OF
PURCHASE PRICE OR
REDEMPTION PRICE.
     A CDSL of 1% is imposed on C shares if, less than one year from the date of purchase, you redeem an amount that causes the current value of your account to fall below the total dollar amount of C shares purchased subject to the CDSL. The CDSL will not be imposed on the redemption of C shares acquired as dividends or other distributions, or on any increase in the net asset value of the redeemed C shares above the original purchase price. Thus, the CDSL will be imposed on the lower of net asset value or purchase price.

     Redemptions will be processed in a manner intended to minimize the amount of redemption that will be subject to the CDSL. When calculating the CDSL, it will be assumed that the redemption is made first of C shares acquired as dividends, second of C shares that have been held for one year or longer, and finally of C shares held for less than one year on a first-in first-out basis.

     WAIVER OF THE CONTINGENT DEFERRED SALES LOAD. The CDSL currently is waived for: (1) any partial or complete redemption in connection with a distribution without penalty under Section 72(t) of the Code from a qualified retirement plan, including a Keogh Plan or IRA upon attaining age 70 1/2; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) certain periodic redemptions under the Systematic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts representing certain maximums established from time to time by the Distributor (currently a maximum of 12% annually of the account balance at the beginning of the Systematic Withdrawal Plan); or (5) involuntary redemptions by a Fund of C shares in shareholder accounts that do not comply with the minimum balance requirements. The Distributor may require proof of documentation prior to waiver of the CDSL described in sections (1) through (4) above, including distribution letters, certification by plan administrators, applicable tax forms or death or physicians certificates.

     For more information about C shares, see "Reinstatement Privilege" and "Exchange Privilege."

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THERE ARE SEVERAL
WAYS FOR YOU TO
SELL YOUR SHARES.
     Redemption of Fund shares can be made by:

     CONTACTING YOUR REPRESENTATIVE. Your Representative will transmit an order to either Fund for redemption by that Fund and may charge you a fee for this service.

     TELEPHONE REQUEST. You may redeem shares by placing a telephone request to your Fund (800-421-4184) prior to the close of regular trading on the Exchange.

                                  Prospectus 22

If you do not wish to have telephone exchange/redemption privileges, you should so elect by completing the appropriate section of the Account Application. The Trust, Manager, Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. These parties will employ reasonable procedures to confirm that telephone instructions are authentic. To the extent that the Trust, Manager, Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions. For more information on these procedures, see "Redeeming Shares -- Telephone Transactions" in the SAI. You may elect to have redemption proceeds wired to the bank account specified on the Account Application. Redemption proceeds normally will be sent the next business day, and you will be charged a wire fee by the Manager (currently $5.00). For redemptions of less than $50,000, you may request that a check be mailed to your address of record, providing that such address has not been changed in the past 30 days. For your protection, the proceeds of all other redemptions will be transferred to the bank account specified on the Account Application.

     WRITTEN REQUEST. Fund shares may be redeemed by sending a written request for redemption to "Heritage Income Trust-High Yield Bond Fund or Intermediate Government Fund, as applicable, Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, Florida 33733." Signature guarantees will be required on the following types of requests: redemptions from any account that has had an address change in the past 30 days, redemptions greater than $50,000, redemptions that are sent to an address other than the address of record and exchanges or transfers into other Heritage accounts that have different titles. The Manager will transmit an order to the Fund for redemption.

     SYSTEMATIC WITHDRAWAL PLAN. Withdrawal plans are available that provide for regular periodic withdrawals of $50 or more on a monthly, quarterly, semiannual or annual basis. Under these plans, sufficient shares of the applicable Fund are redeemed to provide the amount of the periodic withdrawal payment. The purchase of A shares while participating in the Systematic Withdrawal Plan ordinarily will be disadvantageous to you because you will be paying a sales load on the purchase of those shares at the same time that you are redeeming A shares upon which you may already have paid a sales load. Therefore, each Fund will not knowingly permit the purchase of A shares through the Systematic Investment Plan if you are at the same time making systematic withdrawals of A shares. The Manager reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

     Contact the Manager or your Representative for further information or see "Redeeming Shares" in the SAI.

YOU WILL NOT BE
CHARGED A SALES LOAD
ON A SHARES REDEEMED
AND REINVESTED WITHIN
90 DAYS OF REDEMPTION.
YOU MUST NOTIFY YOUR FUND
WHEN YOU EXERCISE.
THIS PRIVILEGE.
     REINSTATEMENT PRIVILEGE. A shareholder who has redeemed any or all of his A shares of either Fund may reinvest all or any portion of the redemption proceeds in A shares at net asset value without any sales load, provided that such reinvestment is made within 90 calendar days after the redemption date. A shareholder who has redeemed any or all of his C shares of a Fund and has paid a CDSL on those shares or has held those shares long enough so that the CDSL no longer applies, may reinvest all or any portion of the redemption proceeds in C shares at net asset value without paying a CDSL on future redemptions of those shares, provided that such reinvestment is made within 90 calendar days after the redemption date. A reinstatement pursuant to this privilege will not cancel the redemption transaction; therefore, (1) any gain realized on the transaction will be recognized for Federal

                                  Prospectus 23
income tax purposes, while (2) any loss realized will not be recognized to the extent the proceeds are reinvested in shares of a Fund. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limitation in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Fund to his defined contribution plan, IRA or SEP. You must notify either Fund if you intend to exercise the reinstatement privilege.

RECEIVING PAYMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SALES PRICE
GENERALLY IS THE
NEXT NAV COMPUTED
AFTER THE RECEIPT
OF YOUR REDEMPTION
REQUEST.
     If a request for redemption is received by either Fund in good order (as described below) before the close of regular trading on the Exchange, the shares will be redeemed at the net asset value per share determined at the close of regular trading on the Exchange on that day, less any applicable CDSL for C shares. Requests for redemption received by a Fund after the close of regular trading on the Exchange will be executed at the net asset value determined at the close of regular trading on the Exchange on the next trading day, less any applicable CDSL for C shares.

     Payment for shares redeemed by either Fund normally will be made on the business day after the redemption was made. If the shares to be redeemed recently have been purchased by personal check, the Fund may delay mailing a redemption check until the purchase check has cleared, which may take up to five business days. This delay can be avoided by wiring funds for purchases. The proceeds of a redemption may be more or less than the original cost of Fund shares.

     A redemption request will be considered to be received in "good order" if:

     - the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

     - any written request is signed by the shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

     - any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

     - the signatures on any written redemption request of $50,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company, or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by the Manager, as transfer agent, under its current signature guarantee program.

     Either Fund has the right to suspend redemption or postpone payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Securities and Exchange Commission. In the case of any such suspension you may either withdraw your request for redemption or receive payment based upon the net asset value next determined less any applicable CDSL, after the suspension is lifted. If a redemption check remains outstanding after six months, the Manager reserves the right to

                                  Prospectus 24
redeposit those funds into your account. For more information on receiving payment, see "Redeeming Shares -- Receiving Payment" in the SAI.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

YOU MAY EXCHANGE
SHARES OF ONE HERITAGE
MUTUAL FUND FOR SHARES
OF THE SAME CLASS OF
ANOTHER HERITAGE
MUTUAL FUND.
     If you have held A shares or C shares for at least 30 days, you may exchange some or all of your shares for shares of the same class of any other Heritage Mutual Fund. All exchanges will be based on the respective net asset values of the Heritage Mutual Funds involved. All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Heritage Mutual Fund whose shares are being acquired. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Heritage Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally five business days following the purchase date. Exchanges of shares of Heritage Mutual Funds generally will result in the realization of a taxable gain or loss for Federal income tax purposes.

     For purposes of calculating the commencement of the CDSL holding period for shares exchanged from either Fund to the C shares of any other Heritage Mutual Fund, except Heritage Cash Trust -- Money Market Fund ("Money Market Fund"), the original purchase date of those shares exchanged will be used. Any time period that the exchanged shares were held in the Money Market Fund will not be included in this calculation. As a result, if you redeem C shares of the Money Market Fund before the expiration of the CDSL holding period, you will be subject to the applicable CDSL.

     If you exchange A shares or C shares for corresponding shares of the Money Market Fund, you may, at any time thereafter, exchange such shares for the corresponding class of shares of any other Heritage Mutual Fund. If you exchange shares of the Money Market Fund acquired by purchase (rather than exchange) for shares of another Heritage Mutual Fund, you will be subject to the sales load, if any, that would be applicable to a purchase of that Heritage Mutual Fund.

     A shares of either Fund may be exchanged for A shares of the Heritage Cash Trust -- Municipal Money Market Fund, which is the only class of shares offered by that fund. If you exchange shares of Heritage Cash Trust -- Municipal Money Market Fund acquired by purchase (rather than exchange) for shares of another Heritage Mutual Fund, you also will be subject to the sales load, if any, that would be applicable to a purchase of that Heritage Mutual Fund. C shares are not eligible for exchange into the Heritage Cash Trust -- Municipal Money Market Fund.

     Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such an exchange. For a discussion of limitation of liability of certain entities, see "How to Redeem Shares -- Telephone Request."

     Telephone exchanges can be effected by calling the Manager at (800) 421-4184 or by calling your Representative. In the event that you or your Representative are unable to reach the Manager by telephone, an exchange can be effected by sending a telegram to Heritage Asset Management, Inc. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

     Each Heritage Mutual Fund reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege

                                  Prospectus 25
at any time. In addition, each Heritage Mutual Fund may terminate this exchange privilege upon 60 days' notice. For further information on this exchange privilege and for a copy of any Heritage Mutual Fund prospectus, contact the Manager or your Representative and see "Exchange Privilege" in the SAI.

                            MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

HERITAGE ASSET
MANAGEMENT, INC.
SERVES AS MANAGER FOR
EACH FUND, SUBJECT TO
THE DIRECTION OF THE
BOARD OF TRUSTEES.
     The business and affairs of each Fund are managed by or under the direction of the Board of Trustees. The Trustees are responsible for managing the Funds' business affairs and for exercising all the Funds' powers except those reserved to the shareholders. A Trustee may be removed by other Trustees or by a two-thirds vote of the outstanding Trust shares.

INVESTMENT ADVISER, FUND ACCOUNTANT, ADMINISTRATOR AND TRANSFER AGENT

     Heritage Asset Management, Inc. is each Fund's investment adviser, fund accountant, administrator and transfer agent. The Manager is responsible for reviewing and establishing investment policies for each Fund as well as administering each Fund's noninvestment affairs. The Manager is a wholly owned subsidiary of Raymond James Financial, Inc., which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. The Manager manages, supervises and conducts the business and administrative affairs of each Fund and the other Heritage Mutual Funds with net assets totalling approximately $2.4 billion as of December 31, 1996. Investment decisions for the Intermediate Government Fund are made by the Manager. The Manager's annual investment advisory and administration fee is paid monthly by each Fund to the Manager and is based on its average daily net assets. The Manager's fee for the Intermediate Government Fund is 0.50% of its average daily net assets. The Manager's fee for the High Yield Bond Fund is 0.60% on the first $100 million of its average net assets and 0.50% on the average daily net assets of over $100 million. Each Fund pays the Manager directly for fund accounting and transfer agent services.

     The Manager voluntarily waives fees or reimburses expenses as explained under "Total Fund Expenses" and reserves the right to discontinue any voluntary waiver of its fees or reimbursements to the Fund in the future. The Manager also may recover advisory fees waived in the two previous years.

SUBADVISER

THE MANAGER EMPLOYS
A SUBADVISER FOR
PROVIDING INVESTMENT
ADVICE AND PORTFOLIO
MANAGEMENT SERVICE
TO THE HIGH
YIELD BOND FUND.
     The Manager has entered into an agreement with Salomon Brothers Asset Management Inc, 7 World Trade Center, 38th floor, New York, New York 10048, to provide investment advice and portfolio management services, including placement of securities orders, to the High Yield Bond Fund. For these services, the Manager pays the Subadviser an annual fee of 50% of the annual investment advisory fee paid to the Manager, without regard to any reduction in the fees actually paid to the Manager as a result of voluntary fee waivers by the Manager. The Subadviser is a wholly owned subsidiary of Salomon Inc. The Subadviser was incorporated in 1987 and, together with its affiliates, provides a broad range of fixed income and equity investment advisory services to various individual and institutional clients located throughout the world and serves an investment adviser to various investment companies. As of December 31, 1996, the Subadviser and its affiliates had approximately $20 billion of assets under management.

                                  Prospectus 26

BROKERAGE PRACTICES

     The Subadviser may use the Distributor or other affiliated broker-dealers listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best price and execution. See "Brokerage Transactions" in the SAI.

PORTFOLIO MANAGEMENT

     H. Peter Wallace serves as portfolio manager of the Intermediate Government Fund. Mr. Wallace is responsible for the day-to-day management of the Intermediate Government Fund's investment portfolio subject to the general oversight of the Manager and the Board of Trustees. Mr. Wallace has been a Senior Vice President and Director of Fixed Income Investments for the Manager since January 1993. In August 1993, he became a portfolio manager of the Intermediate Government Fund. Prior to 1993, Mr. Wallace was a Vice President of Mortgage Products at Donaldson, Lufkin and Jenrette from 1990 through 1992. Mr. Wallace is a Chartered Financial Analyst.

     Peter J. Wilby, assisted by a team of other investment professionals, serves as portfolio manager of the High Yield Bond Fund. Mr. Wilby is primarily responsible for the day-to-day management of the High Yield Bond Fund's investment portfolio subject to the general oversight of the Board of Trustees. Mr. Wilby is a Director of the Subadviser and has been affiliated with Subadviser in various capacities since 1989. Mr. Wilby is a Chartered Financial Analyst, a Certified Public Accountant, and a member of the New York Society of Securities Analysts.

                        SHAREHOLDER AND ACCOUNT POLICIES

DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SEVERAL OPTIONS EXIST
FOR RECEIVING
DIVIDENDS AND OTHER
DISTRIBUTIONS.
     Dividends from net investment income are declared and paid monthly. Each Fund distributes to its shareholders substantially all of its net realized capital gains on portfolio securities after the end of the year in which the gains are realized. Dividends and other distributions on shares held in retirement plans and by shareholders maintaining a Systematic Withdrawal Plan generally are declared and paid in additional Fund shares. Other shareholders may elect to:

          - receive both dividends and other distributions in additional Fund shares;

          - receive dividends in cash and other distributions in additional Fund shares;

          - receive both dividends and other distributions in cash; or

          - receive both dividends and other distributions in cash for investment into another Heritage Mutual Fund.

     If you select none of these options, the first option will apply. In any case when you receive a dividend or other distribution in additional Fund shares, your account will be credited with shares valued at the net asset value of the shares determined at the close of regular trading on the Exchange on the day following the record date for the dividend or other distribution. Distribution options can be changed at any time by notifying the Manager in writing.

     Dividends paid by each Fund with respect to its A shares and C shares are calculated in the same manner and at the same time and will be in the same amount

                                  Prospectus 27
relative to the aggregate net asset value of the shares in each class, except that dividends on C shares may be lower than dividends on A shares primarily as a result of the higher distribution fee and class-specific expenses applicable to C shares.

DISTRIBUTION PLANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EACH FUND PAYS SERVICE
FEES AND DISTRIBUTION
FEES TO THE DISTRIBUTOR
     As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, each Fund may pay the Distributor distribution and service fees of up to 0.25% of such Fund's average daily net assets attributable to A shares of that Fund. Each Fund may pay the Distributor a fee of up to 0.35% of that Fund's average daily net assets attributable to A shares purchased prior to April 3, 1995. This fee is computed daily and paid monthly.

     As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of C shares and in connection with personal services rendered to Class C shareholders and the maintenance of Class C shareholder accounts, the High Yield Bond Fund pays the Distributor a fee of 0.80% and the Intermediate Government Fund pays the Distributor a fee of 0.60% of the applicable Fund's average daily net assets attributable to C shares. This fee is computed daily and paid monthly.

     The above-referenced fees paid to the Distributor are made under Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act. These Plans authorize the Distributor to spend such fees on any activities or expenses intended to result in the sale of a Fund's A shares and C shares, including compensation (in addition to the sales load) paid to Representatives; advertising, salaries and other expenses of the Distributor relating to selling or servicing efforts; expenses of organizing and conducting sales seminars; printing of prospectuses, statements of additional information and reports for other than existing shareholders; and preparation and distribution of advertising material and sales literature and other sales promotion activities. The Distributor has entered into dealer agreements with participating dealers and/or banks who also will distribute shares of each Fund.

     If a Plan is terminated, the obligation of a Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Plan terminates.

TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EACH FUND IS NOT
EXPECTED TO HAVE ANY
FEDERAL TAX LIABILITY.
HOWEVER, YOUR TAX
OBLIGATIONS ARE
DETERMINED BY YOUR
PARTICULAR TAX
CIRCUMSTANCES.
     Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code. By doing so, each Fund (but not its shareholders) will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income and net short-term capital gains) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. Dividends from each Fund's investment company taxable income are taxable to its shareholders as ordinary income, to the extent of that Fund's earnings and profits, whether received in cash or in additional Fund shares. Distributions of a Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, whether received in cash or in additional Fund shares and regardless of the length of time the shares have been held. No substantial portion of the dividends

                                  Prospectus 28
paid by a Fund will be eligible for the dividends-received deduction allowed to corporations.

WHEN YOU SELL OR
EXCHANGE SHARES IT
GENERALLY IS
CONSIDERED A
TAXABLE EVENT
TO YOU.
     Dividends and other distributions declared by each Fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by that Fund and received by its shareholders on December 31 of that year if they are paid by the Fund during the following January. Shareholders receive Federal income tax information regarding dividends and other distributions after the end of each year. Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide that Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. When you sell or exchange shares of either Fund it generally is considered a taxable event to you.

     The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders. See the SAI for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. You therefore are urged to consult your tax adviser.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

YOU MAY VOTE ON
MATTERS SUBMITTED FOR
YOUR APPROVAL. EACH
SHARE YOU OWN ENTITLES
YOU TO ONE VOTE.
     Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote. A shares and C shares of each Fund have equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or a Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the other Trustees or shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.

                                  Prospectus 29

                     This page is intentionally left blank.

                                    APPENDIX

                     DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          2. Nature of and provisions of the obligation; and

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

     AAA -- Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC -- Debt rated "BB," "B" and "CCC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions likely will impair capacity or willingness to pay interest and repay principal. The "B" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                                 Prospectus A-1

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.

     AAA -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements likely are to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

     BAA -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA -- Bonds that are rated Caa are of poor standing. Such issues maybe in default or there may be present elements of danger with respect to principal or interest.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bonding rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                                 Prospectus A-2

     No dealer, salesman or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

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
        [Assorted black and white photos of people working and playing.]



                                     [LOGO]






                       STATEMENT OF ADDITIONAL INFORMATION
                              HERITAGE INCOME TRUST

                              HIGH YIELD BOND FUND
                          INTERMEDIATE GOVERNMENT FUND

         This Statement of Additional Information dated February 1, 1997, should be read with the prospectuses of the High Yield Bond and Intermediate Government Funds of Heritage Income Trust (the "Trust"), each dated February 1, 1997. This statement is not a prospectus itself. To receive the prospectus for the Funds, write to Heritage Asset Management, Inc. at the address below or call (800) 421-4184.

                         HERITAGE ASSET MANAGEMENT, INC.
                              880 Carillon Parkway
                          St. Petersburg, Florida 33716

                                TABLE OF CONTENTS

GENERAL INFORMATION......................................................  1
INVESTMENT INFORMATION...................................................  1
         Investment Objectives...........................................  1
         Investment Policies.............................................  1
         Industry Classifications........................................ 18
INVESTMENT LIMITATIONS................................................... 18
NET ASSET VALUE.......................................................... 20
PERFORMANCE INFORMATION.................................................. 21
INVESTING IN THE FUNDS................................................... 24
         Systematic Investment Options .................................. 24
         Retirement Plans ............................................... 24
         Alternative Purchase Plans.......................................25
         Class A Combined Purchase Privilege (Right of Accumulation)      26
         Class A Statement of Intention ................................. 27
REDEEMING SHARES......................................................... 27
         Systematic Withdrawal Plan...................................... 28
         Telephone Transactions.......................................... 29
         Redemptions in Kind ............................................ 29
Receiving Payment ....................................................... 29
EXCHANGE PRIVILEGE  ......................................................30
         TAXES........................................................... 31
TRUST INFORMATION........................................................ 34
         Management of the Trust......................................... 34
         Five Percent Shareholders........................................37
         Investment Adviser and Administrator; Subadviser................ 38
         Brokerage Practices............................................. 40
         Distribution of Shares.......................................... 42
         Administration of the Trust..................................... 44
         Potential Liability............................................. 45
APPENDIX ................................................................A-1
REPORT OF INDEPENDENT ACCOUNTS
         High Yield Bond Fund............................................A-2
         Intermediate Government Fund....................................A-3
FINANCIAL STATEMENTS
         High Yield Bond Fund............................................A-4
         Intermediate Government Fund...................................A-14

GENERAL INFORMATION
-------------------

         The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 4, 1989. It is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is composed of the High Yield Bond Fund (known as the Diversified Portfolio prior to February 1, 1996) ("High Yield") and the Intermediate Government Fund (known as the Limited Maturity Government Portfolio prior to January 31, 1996) ("Government") (each a "Fund" and, collectively, the "Funds"). Each Fund constitutes a separate investment portfolio with distinct investment objectives, purposes and strategies. Each Fund offers two classes of shares, Class A shares, sold subject to a front-end sales load ("A shares"), and Class C shares, sold subject to a contingent deferred sales load ("CDSL") ("C shares").

INVESTMENT INFORMATION
----------------------

     Investment Objectives
     ---------------------

         The investment objective of each Fund is stated in the prospectus.

         Investment Policies
         -------------------

         The following information is in addition to and supplements each Fund's investment policies set forth in the prospectus.

         BRADY BONDS. High Yield may invest in Brady Bonds, which are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders, as well as multilateral institutions, such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds also may be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. These arrangements with the World Bank and/or the IMF require debtor nations to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. High Yield's subadviser, Salomon Brothers Asset Management Inc (the "Subadviser" or "SBAM"), believes economic reforms, undertaken by countries in connection with the issuance of Brady Bonds, make the debt of those countries that have issued or announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that SBAM's expectations with respect to Brady Bonds will be realized.

         Investors also should recognize that Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. Brady Bonds that have been issued to date are rated in the categories "BB" or "B" by Standard & Poor's Ratings Services ("S&P") or "Ba" or "B" by Moody's Investors Services, Inc. ("Moody's") or, in cases in which a rating by S&P or Moody's has not been assigned, generally are considered by the Subadviser to be of comparable quality.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt that carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan generally have borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month London Inter-Bank Offered Rate ("LIBOR").

         Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, High Yield will purchase Brady Bonds in secondary markets, as described below.

         In the secondary markets, the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. High Yield may purchase Brady Bonds with limited or no collateralization, and will rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and generally are maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which High Yield invests are likely to be acquired at a discount, which involves certain considerations discussed below under "Taxes."

         In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, High Yield would not intend to purchase Brady Bonds that, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

         CONVERTIBLE SECURITIES. High Yield may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. The extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The Subadviser will decide to invest in convertible securities based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices. Convertible securities in which High Yield may invest include corporate bonds, notes and preferred stock that can be converted into common stock. Convertible securities combine the fixed-income characteristics of bonds and preferred stock with the potential for capital appreciation. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

         HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. High Yield may invest in high yield foreign sovereign debt securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be affected adversely. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt also generally will be affected adversely by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt also will depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

         As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, High Yield may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

         Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which High Yield may invest will not be subject to similar restructuring arrangements or to requests for new credit that may affect adversely High Yield's holdings. Furthermore, certain participants in the secondary market for such debt may be involved directly in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         BORROWING. Each Fund may borrow in certain limited circumstances. See "Investment Limitations." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's investment portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") in order to provide "pass-through" tax treatment to shareholders. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.

         INVERSE FLOATERS. Government may invest in U.S. Government securities, including mortgage-backed securities, on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. These derivative securities commonly are known as inverse floaters. As market interest rates rise, the interest rate on the inverse floater goes down, and vice versa. Inverse floaters include components of securities on which interest is paid in two separate parts -- an auction component, which pays interest at a rate that is set periodically through an auction process or other method, and a residual component, the interest on which varies inversely with that on a similar security or the value of an index. The residual component may be established by multiplying the rate of interest paid on such security or the applicable index by a factor (a "multiplier feature") or by adding or subtracting the factor to or from such interest rate or index. The secondary market for inverse floaters may be limited. The market value of inverse floaters is often significantly more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

         MONEY MARKET INSTRUMENTS. In addition to the investments described in the prospectus, the Funds also may invest in money market instruments including the following:

         (1) Instruments such as certificates of deposit, demand and time deposits, savings shares and bankers' acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation.

         (2) Commercial paper rated A-l or A-2 by S&P or Prime-1 or Prime-2 by Moody's. For a description of these ratings, see "Commercial Paper Ratings" in the Appendix.

         (3) High quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund's ability to resell when it deems advisable to do so.

         OPTIONS, FUTURES AND OPTIONS ON FUTURES TRADING. As discussed in the prospectus, the Funds may use options, futures and options on futures ("Derivative Investments") in order to hedge their investments and, in certain circumstances, may purchase or sell Derivative Investments as a substitute for the purchase and sale of securities. Certain special characteristics of and risks with these strategies are discussed below.

         Hedging strategies can be categorized broadly as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's investment portfolio. Thus, in a short hedge, a Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely,  a  long  hedge  is a  purchase  or  sale  of a  Derivative
Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's investment portfolio is the same as if the transaction were entered into for speculative purposes.

         Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         Use of these instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use these instruments will be limited by tax considerations. See "Taxes."

                  SPECIAL RISKS. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

                  (1) Successful use of most Derivative Instruments depends upon the ability of the Funds' Manager, Heritage Asset Management, Inc. (the "Manager"), or, for High Yield, the Subadviser, as the case may be, to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

                  (2)  There  might  be  imperfect   correlation,   or  even  no
correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

                  Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

                  Options and futures prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are correlated poorly with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

                  (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the Manager or the Subadviser, as the case may be, projected a decline in the price of a security in the Fund's investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

                  (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (I.E., Derivative Instruments other than purchased options). If a Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

                  COVER. The Funds will not use leverage in their hedging strategies. A Fund will not enter into a Derivative Instruments strategy that exposes it to an obligation to another party unless its owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or other liquid assets in a segregated account with their custodian in the amount prescribed.

                  Assets used as cover or held in a segregated account cannot be sold while the corresponding futures contract or options position is open, unless they are replaced with similar assets. As a result, the commitment of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  GUIDELINES, CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Funds effectively may terminate their right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation under a put or call option it has written, the Fund may purchase a put or call option of the same series (I.E., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, the Fund may write an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index or futures contract, and the market value of the option.

                  In considering the use of options to hedge, particular note should be taken of the following:

                  (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index, or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying investment and general market conditions. For this reason, the successful use of options depends upon the ability of the Manager or Subadviser, as the case may
be,  to  forecast  the  direction  of  price   fluctuations  in  the  underlying
investment.

                  (2) Prior to its expiration, the exercise price of an option may be below, equal to, or above the current market value of the underlying investment. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

                  (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts and stocks. Exchange markets for options on debt securities exist, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. In the event of the insolvency of a Fund's counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Funds intend to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund may maintain a covered position with respect to any call option it writes on a security, the Fund may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

                  (4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs. However, the Funds also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

                  (5) The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears the risk that the value of the securities held will vary from the value of the index.

                  Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

                  If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out- of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

                  GUIDELINES, CHARACTERISTICS AND RISKS OF FUTURES AND OPTIONS ON FUTURES TRADING. When a Fund purchases or sells a futures contract, the Fund will be required to deposit an amount of cash or U.S. Treasury bills equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker through which such Fund entered into the futures contract, will be made on a daily basis as the price of the underlying security or index fluctuates making the futures contract more or less valuable, a process known as marking-to-market.

                  If a Fund writes an option on a futures contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a future are included in the initial margin deposit.

                  Most of the exchanges on which futures contracts and options on futures contracts are traded limit the amount of fluctuation permitted in futures contract and option prices during a single trading day. The daily price limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

                  Another risk in employing futures contracts and options on futures contracts as a hedge is the prospect that futures and options prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures and options markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery, liquidity in these markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures and options markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures and options market may cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager or Subadviser, as applicable, still may not result in a successful transaction.

                  In   addition   to  the  risks  that  apply  to  all   options
transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions of such options will be subject to the maintenance of a liquid secondary market.

                  Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the underlying investment.

                  If a Fund enters into futures contracts or options on futures contracts for other than BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's investment portfolio, after taking into account any unrealized profits and unrealized losses on any such contracts it has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, I.E., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This limitation does not limit the percentage of a Fund's assets at risk to 5%.

         PREFERRED STOCK. High Yield may invest in preferred stock. A preferred stock is a blend of the characteristics of a bond and a common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

         REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. Although repurchase agreements carry certain risks not associated with direct investments in securities, including decline in the market value of the underlying securities and delays and costs to a Fund if the other party to the repurchase agreement becomes bankrupt, the Funds intend to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager or Subadviser, as applicable, to present minimal credit risks in accordance with guidelines established by the Trust's Board of Trustees (the "Board of Trustees" or the "Board"). The period of these repurchase agreements usually will be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A Fund always will receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of its custodian bank.

         RESTRICTED AND ILLIQUID SECURITIES. As stated in the prospectus, the Funds will not purchase or otherwise acquire any security if, as a result, more than 10% of their net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or due to legal or contractual restrictions on resale.

         Purchased OTC options, which may be purchased by the Funds, are considered illiquid securities. Each Fund also may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by that Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         REVERSE REPURCHASE AGREEMENTS. High Yield may borrow by entering into reverse repurchase agreements. Under a reverse repurchase agreement, High Yield sells securities and agrees to repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). One reason to enter into a reverse repurchase agreement is to raise cash without liquidating any investment portfolio positions. In this case, reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by High Yield may decline below the price of the securities the Fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement effectively may be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative practice, and will be considered borrowings for the purpose of the Fund's limitation on borrowing.

         SECURITIES LOANS. The Funds may loan portfolio securities to qualified broker-dealers. Such loans may be terminated by a Fund at any time and the market risk applicable to any security loaned remains a risk to the Fund. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Funds could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of securities lending is to supplement a Fund's income through investment of the cash collateral in short-term interest bearing obligations. Securities loans may not exceed 25% of a Fund's total assets and will be fully collateralized at all times. However, securities loans do involve some risk. If the other party to the securities loan defaults or becomes involved in bankruptcy proceedings, a Fund may incur delays and costs in selling or recovering the underlying security or may suffer a loss of principal and interest.

         STRIPPED SECURITIES. Government may invest in separately traded interest and principal components of securities ("Stripped Securities"), including U.S. Government securities, as discussed below. Stripped Securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional debt securities.

         Government also may invest in stripped mortgage-backed securities, which are derivative multi-class mortgage securities. Stripped mortgage-backed securities in which it may invest will be issued by agencies or instrumentalities of the U.S. Government. Stripped mortgage-backed securities are structured with two classes that receive different proportions of the interest and principal distributions on a pool of assets represented by mortgages ("Mortgage Assets"). A common type of stripped mortgage-backed security will have one class receiving a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and principal payments may have a material effect on yield to maturity. In addition, the market value of stripped mortgage-backed securities is subject to greater risk of fluctuation in response to changes in market interest rates than other mortgage-backed securities. In the case of mortgage-backed IOs, if the underlying assets experience greater than anticipated prepayments of principal, there is a greater possibility that Government may not fully recoup its initial investment. Conversely, if the underlying assets experience slower than anticipated principal payments, the yield on the PO class will be affected more severely than would be the case with traditional mortgage-backed securities.

         The SEC staff takes the position that IOs and POs generally are illiquid securities. The staff also takes the position, however, that the Board of Trustees (or the Manager pursuant to delegation by the Board) may determine that U.S. Government-issued IOs or POs backed by fixed-rate mortgages are liquid, where the Board determines that such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Accordingly, certain of the IO and PO securities in which Government invests may be deemed liquid.

         U.S. GOVERNMENT SECURITIES. High Yield may invest in U.S. Government securities, including a variety of securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include: securities issued and guaranteed by the U.S. Government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations backed by the "full faith and credit" of the United States, such as Government National Mortgage Association securities; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

         ZERO COUPON AND PAY-IN-KIND SECURITIES. High Yield may invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amounts or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay- in-kind securities are those that pay interest through the issuance of additional units of the same securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value.

         Industry Classifications
         ------------------------

         For purposes of determining industry classifications, the Funds rely upon classifications established by the Manager that are based upon classifications contained in the Directory of Companies Filing Annual Reports with the SEC and in the Standard & Poor's Corporation Industry Classifications.

INVESTMENT LIMITATIONS
----------------------

         In addition to the limits disclosed in "Investment Policies," the Funds are subject to the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable Fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

         BORROWING MONEY. Neither Fund may borrow money, except from banks as a temporary measure for extraordinary or emergency purposes including the meeting of redemption requests that might require the untimely disposition of securities. The payment of interest on such borrowings will reduce the Funds' net investment income during the period of such borrowing. Borrowing in the aggregate may not exceed 15% and borrowing for purposes other than meeting redemptions may not exceed 5% of a Fund's total assets at the time the borrowing is made. A Fund will not make additional investments when borrowings exceed 5% of its total assets.

         DIVERSIFICATION. Neither Fund will invest more than 5% of its total assets in securities of any one issuer other than the U.S. Government or its agencies or instrumentalities or buy more than 10% of the voting securities or any other class of securities of any issuer.

         INDUSTRY CONCENTRATION. Neither Fund will purchase securities if, as a result, more than 25% of its total assets would be invested in any one industry with the exception of U.S.
Government securities.

         INVESTING IN COMMODITIES, MINERALS OR REAL ESTATE. Neither Fund may invest in commodities, commodity contracts, oil, gas or other mineral programs, real estate limited partnerships, or real estate, except that it may (1) purchase securities secured by real estate, or issued by companies that invest in or sponsor such interests, (2) futures contracts and options and (3) engage in transactions in forward commitments.

         UNDERWRITING. Neither Fund may underwrite the securities of other issuers, except that a Fund may invest in securities that are not readily marketable without registration under the Securities Act of 1933, as amended (the "1933 Act") (restricted securities), as provided in the Fund's prospectus and this Statement of Additional Information.

         LOANS. Neither Fund may make loans, except to the extent that the purchase of a portion of an issue of publicly distributed or privately placed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans, and further provided that a Fund may enter into repurchase agreements and securities loans as permitted under the Fund's investment policies. Privately placed securities typically are either restricted as to resale or may not have readily available market quotations, and therefore may not be as liquid as other securities.

         ISSUING SENIOR SECURITIES. Neither Fund may issue senior securities, except as permitted by the investment objectives and policies and investment limitations of that Fund.

         SELLING SHORT AND BUYING ON MARGIN. Neither Fund may sell any securities short, purchase any securities on margin or maintain a short position in any security, but may obtain such short-term credits as may be necessary for clearance of purchase and sales of securities; provided, however, the Funds may make margin deposits and may maintain short positions in connection with the use of options, futures contracts and options on futures contracts as described previously.

         INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST. Neither Fund may purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Manager or its Subadviser, as applicable, own individually more than 1/2 of 1% of the issuer's securities or together own more than 5% of the issuer's securities.

         REPURCHASE AGREEMENTS AND LOANS OF PORTFOLIO SECURITIES. Neither Fund may enter into repurchase agreements with respect to more than 25% of its total assets or lend portfolio securities amounting to more than 25% of its total assets.

         Each Fund has adopted the following additional restrictions that, together with certain limits described in the prospectus, are nonfundamental policies and may be changed by the Board of Trustees without shareholder approval in compliance with applicable law, regulation or regulatory policy.

         INVESTING  IN  INVESTMENT   COMPANIES.   Neither  Fund  may  invest  in
securities issued by other investment companies, except as permitted by the 1940 Act.

         ILLIQUID SECURITIES. Neither Fund may invest more than 10% of its net assets in the aggregate in repurchase agreements of more than seven days' duration, in securities without readily available market quotations, and in restricted securities including privately placed securities.

         Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restriction. If at any time, a Fund's borrowing exceeds its limitations due to a decline in net assets, such borrowing will be promptly reduced to the extent necessary to comply with the limitation.

NET ASSET VALUE
---------------

         The net asset values of A shares and C shares are determined daily, Monday through Friday, except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as of the close of regular trading on the New York Stock Exchange (the "Exchange"). Net asset value for each class is calculated by dividing the value of the total assets of the Fund attributable to that class, less all liabilities (including accrued expenses) attributable to that class, by the number of class shares outstanding, the result being adjusted to the nearest whole cent. A security listed or traded on the Exchange, or other stock exchanges, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time or the security is traded in the OTC market, the most recent bid price is used. When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations. Market quotations generally will not be available for options traded in the OTC market. Securities and other assets for which market quotations are not readily available, or for which market quotes are not deemed to reliable, are valued at fair value as determined in good faith by the Board of Trustees. Securities in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time High Yield calculates the daily net asset value of each class. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivables.

         High Yield is open for business on days on which the Exchange is open (each a "Business Day"). High Yield's close of business on each Business Day normally continues well after trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed. In addition, European or Far Eastern securities trading may not take place on all Business Days.

Furthermore, trading takes place in various foreign capital markets on days that are not Business Days and on which High Yield's net asset value are not calculated. Calculation of A shares and C shares net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. High Yield calculates net asset value per share, and therefore effects sales and redemptions, as of the close of regular trading on the Exchange each Business Day. If events materially affecting the value of such securities occur between the time when their prices are determined and the time when High Yield's net asset value is calculated, such securities will be valued at fair value by methods as determined in good faith by or under the direction of the Board of Trustees.

         The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the Exchange is closed other than for customary weekend and holiday closings, (2) during which trading on the Exchange is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practical for the Fund fairly to determine the value of its net assets, or (4) for such other periods as the SEC may by order permit for the protection of the holders of A shares and C shares.

PERFORMANCE INFORMATION
-----------------------

         Performance data for each class of each Fund quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return quotes for each class used in each Fund's advertising and promotional materials are calculated according to the following formula:

                        P(1+T)n = ERV

where:  P   =  a hypothetical initial payment of $1,000
        T   =  average annual total return
        n   =  number of years
        ERV = ending  redeemable value of a hypothetical
              $1,000 payment made at the beginning of the 1, 5, 10 year period (or fractional portion thereof).

         In calculating the ending redeemable value for A shares, each Fund's maximum sales load of 3.75% is deducted from the initial $1,000 payment and all dividends and other distributions by each Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Based on this formula, the total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. The average annualized total return for High Yield A shares for the period March 1, 1990 (commencement of operations) to September 30, 1996, for the five-year period ended September 30, 1996, and for the fiscal year ended September 30, 1996 was 9.17%, 7.81% and 7.24%, respectively. The average annualized total return for Government A shares for the same periods was 4.61%, 3.18% and -0.63%, respectively. The average annualized total return for High Yield C shares for the period April 3, 1995 (first offering of C shares) to September 30, 1995, and for the fiscal year ended September 30, 1996 was 11.36% and 9.93%, respectively. The average annualized total return for Government C shares for the same periods was 5.34% and 2.04%, respectively.

         In connection with communicating the total returns for each Fund to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, each Fund from time to time may include in advertising and promotional materials total return figures that are not calculated according to the method set forth above for each class of shares. For example, in comparing High Yield's A shares or C shares total return with such market indices as the Lehman Brothers Government Corporate Composite Index and the Merrill Lynch Domestic Master Index, and Government's A shares or C shares total return with such market indices as the Lehman Brothers Government Composite Index, the Lehman Intermediate Government Corporate Index and the Lipper United States Government Fund Average, each class of each Fund calculates its aggregate total return for each class for the specified periods of time by assuming an investment of $10,000 in that class of shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales loads charged on A shares or CDSLs charged on C shares.

         The High Yield A shares cumulative returns using this formula for the year and five years ended September 30, 1996, and for the period March 1, 1990 (commencement of operations) to September 30, 1996 were 11.44%, 51.41% and 85.16%, respectively. The cumulative returns for Government A shares for the same periods were 3.24%, 21.54% and 39.79%, respectively. Cumulative returns for High Yield C shares for the period April 3, 1995 (first offering of C shares) to September 30, 1995, and for the fiscal year ended September 30, 1996 was 17.78% and 10.93%, respectively. Cumulative returns for Government C shares for the same periods was 8.09% and 3.04%, respectively. By not annualizing the performance and excluding the effect of the front-end sales load on A shares and the CDSL on C shares, total return calculated in this manner simply will reflect the increase in net asset value per share over a period of time, adjusted for dividends and other distributions. Calculating total return without taking into account the front-end sales load or CDSL results in a higher rate of return than calculating total return net of the sales load or CDSL.

         Yields used in each Fund's performance advertisements for each class are calculated by dividing each Fund's interest income for a thirty-day period ("Period") attributable to that class, net of expenses attributable to that class, by the average number of shares of that class entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share at the end of the Period. Yield quotations are calculated according to the following formula:

                                                  6
                                YIELD = 2X[(a-b+1) -1]
                                            ---
                                           c x d

where:    a        =        interest earned during the Period;
          b        =        expenses accrued for the Period (net of
                            reimbursements);
          c        =        the average daily number of shares outstanding
                            during the Period that were entitled to
                            receive a dividend; and
          d        =        the maximum offering price per share on the
                            last day of the Period.

         Except as noted below, in determining net investment income earned during the Period (variable "a" in the above formula), each Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the Period that the obligation is in the Fund. Once interest earned is calculated in this fashion for each debt obligation held by the Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. At September 30, 1996, the 30-day yield for High Yield and Government A shares was 9.23% and 5.58%, respectively. At September 30, 1996, the 30-day yield for High Yield and Government C shares was 9.17% and 5.53%, respectively.

INVESTING IN THE FUNDS
----------------------

         A shares and C shares are sold at their next determined net asset value on Business Days. The procedures for purchasing shares of a Fund are explained in the prospectus under "Investing in the Fund."

         Systematic Investment Options
         -----------------------------

         1. Systematic Investing -- You may authorize the Manager to process a monthly draft from your personal checking account for investment into the Trust. The draft is returned by your bank the same way a canceled check is returned.

         2. Payroll Direct Deposit -- If your employer participates in a direct deposit program (also known as ACH Deposits) you may have all or a portion of your payroll directed to the Trust. This will generate a purchase transaction each time you are paid by your employer. Your employer will report to you the amount sent from each paycheck.

         3. Government Direct Deposit -- If you receive a qualifying periodic payment from the U.S. Government or other agency that participates in Direct Deposit, you may have all or a part of each check directed to purchase shares of the Trust. The U.S. Government or agency will report to you all payments made.

         4. Automatic Exchange -- If you own shares of another Heritage mutual fund advised or administered by the Manager ("Heritage Mutual Fund"), you may elect to have a preset amount redeemed from that fund and exchanged into the corresponding class of shares of the Trust. You will receive a statement from the other Heritage Mutual Fund confirming the redemption.

         You may change or terminate any of the above options at any time.

         Retirement Plans
         ----------------

         HERITAGE IRA. Individuals who earn compensation and who have not reached age 70 1/2 before the close of the year generally may establish a Heritage IRA. An individual may make limited contributions to a Heritage IRA through the purchase of shares of the Trust and/or other Heritage Mutual Funds. The Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of IRA contributions to taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below certain levels. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to $2,000 per year (or $4,000, if such contributions also are made for a nonworking spouse and a joint return is filed). A Heritage IRA also may be used for certain "rollovers" from qualified benefit plans and from Section 403(b) annuity plans. For more detailed information on the Heritage IRA, please contact the Manager.

         Trust shares may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

         OTHER RETIREMENT PLANS. Multiple participant payroll deduction retirement plans also may purchase A shares of any Heritage Mutual Fund at a reduced sales load on a monthly basis during the 13-month period following such a plan's initial purchase. The sales load applicable to an initial purchase of A shares will be that normally applicable under the schedule of sales loads set forth in the prospectus to an investment 13 times larger than such initial purchase. The sales load applicable to each succeeding monthly purchase of A shares will be that normally applicable, under such schedule, to an investment equal to the sum of (1) the total purchase previously made during the 13-month period and (2) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13- month period. Sales loads previously paid during such period will not be adjusted retroactively on the basis of later purchases. Multiple participant payroll deduction retirement plans may purchase C shares at any time.

         Alternative Purchase Plans
         --------------------------

         A shares are sold at their next determined net asset value plus a front-end sales load on days the Exchange is open for business. C shares are sold at their next determined net asset value on days the Exchange is open for business, subject to a 1% CDSL if the investor redeems such shares in less than one year. The Manager, as the Trust's transfer agent, will establish an account with the Trust and will transfer funds to State Street Bank and Trust Company (the "Custodian"). Normally, orders will be accepted upon receipt of funds and will be executed at the net asset value determined as of the close of regular trading on the Exchange on that day plus any applicable sales load. See "Alternative Purchase Plans" in the prospectus. The Funds reserve the right to reject any order for a Fund's shares. The Funds' distributor, Raymond James & Associates, Inc. ("RJA" or the "Distributor"), has agreed that it will hold each Fund harmless in the event of loss as a result of cancellation of trades in Fund shares by the Distributor, its affiliates or its customers.

         Class A Combined Purchase Privilege (Right Of Accumulation)
         -----------------------------------------------------------

         Certain investors may qualify for the Class A sales load reductions indicated in the sales load schedule in each Fund's prospectus by combining purchases of A shares of a Fund into a single "purchase," if the resulting purchase totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing A shares of a Fund for his or their own account; a single purchase by a trustee or other fiduciary purchasing A shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by a "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of A shares of a Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser. A "purchase" also may include A shares purchased at the same time through a single selected dealer of any other Heritage Mutual Fund that distributes its shares subject to a sales load.

         The applicable A shares initial sales load will be based on the total of:

                  (i)   the investor's current purchase;

                  (ii) the net asset value (at the close of business on the previous day) of (a) all A shares of a Fund held by the investor and
         (b) all A shares of any other Heritage mutual fund advised or administered by the Manager ("Heritage Mutual Fund") held by the investor and purchased at a time when A shares of such other fund were distributed subject to a sales load (including Heritage Cash Trust shares acquired by exchange); and

                  (iii) the net asset value of all A shares described in paragraph (ii) owned by another shareholder eligible to combine his purchases with that of the investor into a single "purchase."

         A shares of Government purchased from February 1, 1992 through July 31, 1992, without payment of a sales load will be deemed to fall under the provisions of paragraph (ii) as if they had been distributed without being subject to a sales load, unless those shares were acquired through an exchange of other shares that were subject to a sales load.

         To qualify for the Combined Purchase Privilege on a purchase through a selected dealer, the investor or selected dealer must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Class A Statement Of Intention
         ------------------------------

         Investors also may obtain the reduced sales loads shown in each Fund's prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $25,000 within a period of 13 months in A shares of a Fund or any other Heritage Mutual Fund. Each purchase of A shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement. In addition, if you own Class A shares of any other Heritage Mutual Fund subject to a sales load, you may include those shares in computing the amount necessary to qualify for a sales load reduction.

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales load applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed A shares will be involuntarily redeemed to pay the additional sales load, if necessary. When the full amount indicated has been purchased, the escrow will be released. To the extent an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales load, the sales load will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales load will be used to purchase additional A shares of a Fund, subject to the rate of sales load applicable to the actual amount of the aggregate purchases. An investor may amend his/her Statement of Intention to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales load in effect for the higher amount. The escrow procedures discussed above will apply.

REDEEMING SHARES
----------------

         The methods of redemption are described in the section of the prospectus entitled "How to Redeem Shares."

         Systematic Withdrawal Plan
         --------------------------

         Shareholders may elect to make systematic withdrawals from their Fund account of a minimum of $50 on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. The Systematic Withdrawal Plan currently is not available for shares held in an Individual Retirement Account, Section 403(b) annuity plan, defined contribution plan, Simplified Employee Pension Plan or other retirement plans, unless the shareholder establishes to the Manager's satisfaction that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid without charge not more than once a year by written notice to the Distributor or the Manager.

         Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on the 10th day of each month or the 10th day of the last month of each period, whichever is applicable. Systematic withdrawals of C shares, if made less than one year of the date of purchase, will be charged a CDSL of 1%. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the preceding Business Day, minus any applicable CDSL for C shares. The check for the withdrawal payment usually will be mailed on the next business day following redemption. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account must be reinvested automatically in shares of the Fund in which they invest. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the Manager or the Distributor. The Funds, their transfer agent, and Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.

         Ordinarily, a shareholder should not purchase additional A shares of a Fund if maintaining a Systematic Withdrawal Plan of A shares because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. A Fund will not knowingly accept purchase orders from shareholders for additional A shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals. In addition, if a shareholder who maintains such a Plan may not make periodic investments under each Fund's Automatic Investment Plan.

         Telephone Transactions
         ----------------------

         Shareholders may redeem shares by placing a telephone request to a Fund. The Trust, Manager, Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If the Trust, Manager, Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

         Redemptions In Kind
         -------------------

         The Trust is obligated to redeem shares of each Fund for any shareholder for cash during any 90-day period up to $250,000 or 1% of the Fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Board of Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Board of Trustees deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.

         Receiving Payment
         -----------------

         If a request for redemption is received by a Fund in good order (as described in the prospectus) before the close of regular trading on the Exchange, the shares will be redeemed at the net asset value per share determined at such close, minus any applicable CDSL for C shares. Requests for redemption received by a Fund after the close of regular trading on the Exchange will be executed at the net asset value determined as of such close on the next trading day, minus any applicable CDSL for C shares.

         If shares of a Fund are redeemed by a shareholder through the Distributor or a participating dealer, the redemption is settled with the shareholder as an ordinary transaction. If a request for redemption is received before the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share determined on that day, minus any applicable CDSL for C shares. Requests for redemption received after the close of regular trading on the Exchange will be executed on the next trading day. Payment for shares redeemed normally will be made by a Fund to the Distributor or a participating dealer by the third business day after the day the redemption request was made, provided that certificates for shares have been delivered in proper form for transfer to the Trust or, if no certificates have been issued, a written request signed by the shareholder has been provided to the Distributor or a participating dealer prior to settlement date.

         Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of shares of a Fund can be directed to registered representatives of the Distributor or a participating dealer, or to the Manager.

EXCHANGE PRIVILEGE
------------------

         Shareholders who have held shares of a Fund for at least 30 days may exchange some or all of their A shares or C shares for shares of corresponding classes of any other Heritage Mutual Fund. All exchanges will be based on the respective net asset values of the Heritage Mutual Funds involved. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Heritage Mutual Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (2) a telephone request for such exchange in accordance with the procedures set forth in the prospectus and below.

         A shares of Government purchased from February 1, 1992 through July 31, 1992, without payment of an initial sales load may be exchanged into A shares of another Heritage Mutual Fund without payment of any sales load. A shares of Government purchased after July 31, 1992 without a sales load will be subject to a sales load when exchanged into A shares of another Heritage Mutual Fund, unless those shares were acquired through an exchange of other shares that were subject to an initial sales load.

         Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange. For a discussion of limitation of liability of certain entities, see "Telephone Transactions" above.

         Telephone exchanges can be effected by calling the Manager at 800-421-4184 or by calling a registered representative of the Distributor, a participating dealer or participating bank ("Representative"). In the event that a shareholder or his Representative is unable to reach the Manager by telephone, a telephone exchange can be effected by sending a telegram to

Heritage Asset Management, Inc. Telephone or telegram requests for an exchange received by a Fund before the close of regular trading on the Exchange will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

TAXES
-----

         Each Fund is treated as a separate corporation for Federal income tax purposes. In order to continue to qualify for the favorable tax treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income plus net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures contracts held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         A redemption of Fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid on A shares). An exchange of shares of either Fund for shares of another Heritage Mutual Fund generally will have similar tax consequences. However, special rules apply when a shareholder disposes of shares of a Fund through a redemption or exchange within 90 days after purchase thereof and subsequently reacquires shares of that Fund or acquires shares of another Heritage Mutual Fund (including the other Fund) without paying a sales load due to the 90-day reinstatement or exchange privilege. In these cases, any gain on the disposition of the original Fund shares will be increased, or loss decreased, by the amount of the sales load paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if Fund shares are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

         If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         As of September 30, 1996, High Yield had a capital loss carryforward of $1,450,395, which may be applied against any net realized gains until its expiration dates of September 30, 2003 (as to $1,402,139) and September 30, 2004 (as to $48,256). In addition, from November 1, 1994 to September 30, 1995, High Yield realized $1,002,808 of net realized capital losses, which will be deferred and treated as arising on October 1, 1995, in accordance with regulations under the Code.

         As of September 30, 1996, Government had a capital loss carryforward of $7,246,344, which may be applied against any net realized gains until its expiration dates of September 30, 2001 (as to $388,071), September 30, 2002 (as to $3,838,721), September 30, 2003 (as to $2,492,779) and September 30, 2004 (as
to $526,773). In addition, from November 1, 1994 to September 30, 1995, Government realized $607,914 of net capital losses, which will be deferred and treated as arising on October 1, 1995, in accordance with regulations under the Code.

         The use of hedging strategies, such as purchasing and selling (writing) options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses each Fund realizes in connection therewith. Gains from options and futures contracts derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts will be subject to the Short-Short Limitation if they are held for less than three months.

         If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. To the extent this treatment is not available, a Fund may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

         High Yield may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of such securities, High Yield must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, High Yield must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because High Yield annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from High Yield's cash assets or from the proceeds of sales of portfolio securities, if necessary. High Yield may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short- Short Limitation, any such gains would reduce High Yield's ability to sell other securities, options or futures held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

         High Yield may invest in Brady Bonds and other sovereign debt securities that are purchased with "market discount." For these purposes, market discount is the amount by which a security's purchase price is exceeded by its stated redemption price at maturity or, in the case of a security that was issued with OID, the sum of its issue price plus accrued OID, except that market discount less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the security is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a security purchased by High Yield (other than a security with a fixed maturity date within one year from its issuance), generally is treated as ordinary income, rather than capital gain, to the extent of the security's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, High Yield may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

         Investors are advised to consult their own tax advisers regarding the status of an investment in the Funds under state and local tax laws.

TRUST INFORMATION
-----------------

         Management Of The Trust
         -----------------------

         TRUSTEES AND OFFICERS. Trustees and officers are listed below with their addresses, principal occupations and present positions, including any affiliation with Raymond James Financial, Inc.
("RJF"), RJA and the Manager.



                                                     Position with                          Principal Occupation
                   Name                                The Trust                           During Past Five Years
                   ----                                ---------                           ----------------------

Thomas A. James*                                        Trustee                            Chairman of the Board since
880 Carillon Parkway                                                                       986 and Chief Executive Officer
St. Petersburg, FL                                                                         since 1969 of RJF; Chairman
33716                                                                                      of the Board of RJA since
                                                                                           1986;  Chairman  of the  Board  of
                                                                                           Eagle Asset  Management,  Inc.
                                                                                           ("Eagle") since 1984 and Chief
                                                                                           Executive Officer of Eagle, 1994
                                                                                           to 1996.

Richard K. Riess*                                       Trustee                            Chief Executive Officer of
880 Carillon Parkway                                                                       Eagle since 1996, President,
St. Petersburg, FL                                                                         1995 to present, Chief
33716                                                                                      Operating Officer, 1988 to
                                                                                           1996,  Executive Vice President,
                                                                                           1988 to 1993.

Donald W. Burton                                        Trustee                            President of South Atlantic
614 W. Bay Street                                                                          Capital Corporation (venture
Suite 200                                                                                  capital) since 1981.
Tampa, FL  33606

C. Andrew Graham                                        Trustee                            Vice President of Financial
Financial Designs,                                                                         Designs Ltd. since 1992;
Ltd.                                                                                       Executive Vice President of
1775 Sherman Street                                                                        the Madison Group, Inc.,
Suite 1900                                                                                 1991 to 1992; Principal of
Denver, CO  80203                                                                          First Denver Financial
                                                                                           Corporation  (investment
                                                                                           banking)  since 1987.

David M. Phillips                                       Trustee                            Chairman and Chief Executive
World Trade Center                                                                         Officer of CCC Information
  Chicago                                                                                  Services, Inc. since 1994
444 Merchandise Mart                                                                       and of InfoVest Corporation
Chicago, IL  60654                                                                         (information services to the
                                                                                           insurance and auto industries and
                                                                                           consumer households) since 1982.


Eric Stattin                                            Trustee                            Litigation Consultant/Expert
2587 Fairway Village                                                                       Witness and private investor
  Drive                                                                                    since 1988.
Park City, UT   84060



                                                     Position with                          Principal Occupation
                   Name                                The Trust                           During Past Five Years
                   ----                                ---------                           ----------------------

James L. Pappas                                         Trustee                            Lykes Professor of Banking
University of South                                                                        and Finance since 1986 at
  Florida                                                                                  University of South Florida;
College of Business                                                                        Dean of College of Business
  Administration                                                                           Administration, 1987 to 1996.
Tampa, FL  33620

Stephen G. Hill                                        President                           Chief Executive Officer and
880 Carillon Parkway                                                                       President of the Manager
St. Petersburg, FL                                                                         since 1989 and Director
33716                                                                                      since 1994; Director of
                                                                                           Eagle since 1995.

Donald H. Glassman                                     Treasurer                           Treasurer of the Manager
880 Carillon Parkway                                                                       since 1989; Treasurer of
St. Petersburg, FL                                                                         Heritage Mutual Funds since 1989.
33716

Clifford J. Alexander                                  Secretary                           Partner, Kirkpatrick &
1800 Massachusetts                                                                         Lockhart LLP (law firm).
  Ave., N.W.
Washington, DC  20036

Patricia Schneider                                     Assistant                           Compliance Administrator of
880 Carillon Parkway                                   Secretary                           the Manager.
St. Petersburg, FL
33716

Robert J. Zutz                                         Assistant                           Partner, Kirkpatrick &
1800 Massachusetts                                     Secretary                           Lockhart LLP (law firm).
  Ave., N.W.
Washington, DC  20036


         * These Trustees are "interested persons" as defined in section 2(a)(19) of the 1940 Act.

         The Trustees and officers of the Trust as a group, own less than 1% of each class of each Fund's shares outstanding. The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

         The Trust currently pays Trustees who are not "interested persons" of the Trust $1,455 annually and $364 per meeting of the Board of Trustees. Trustees also are reimbursed for any expenses incurred in attending meetings. Because the Manager performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Manager receives any compensation from the Fund for acting as a director or officer. The following table shows the compensation earned by each Trustee for the fiscal year ended September 30, 1996.


                                                         COMPENSATION TABLE

                                                                                                                      Total
                                                                                                                   Compensation
                                                          Pension or                                              From the Trust
                                 Aggregate                Retirement                                             and the Heritage
                               Compensation             Benefits Accrued                 Estimated                 Family of Funds
Name of Person,                 From the                as Part of the               Annual Benefits                   Paid
   Position                      Trust                 Trust's Expenses              Upon Retirement                To Trustees
---------------                 -----------            ----------------              ---------------             -----------------


Donald W. Burton,                 $2,911                   $0                            $0                          $17,000
Trustee

C. Andrew Graham,                 $2,911                   $0                            $0                          $17,000
Trustee

David M. Phillips,                $2,547                   $0                            $0                          $15,000
Trustee

Eric Stattin,                     $2,911                   $0                            $0                          $17,000
Trustee

James L. Pappas,                  $2,911                   $0                            $0                          $17,000
Trustee

Richard K. Riess,                 $0                       $0                            $0                          $0
Trustee

Thomas A. James,                  $0                       $0                            $0                          $0
Trustee


         Five Percent Shareholders
         -------------------------

         As of December 31, 1996, the following shareholders owned of record five percent or more of the outstanding C shares of the High Yield Income Fund or the Intermediate Goverment Fund:

                         High Yield Bond Fund - C Shares

Raymond James & Associates
Inc..............                           5.47%
FAO Barbara Maister
Elite Account
1121 W. Cypress Dr.
Pompano Beach, FL  33069
P.O. Box 12749
St. Petersburg, FL  33733

                     INTERMEDIATE GOVERNMENT FUND - C SHARES

Raymond James & Associates             Morongo Band of Mission
Inc.......................   7.84%     Indians..................        10.5%
Custodian - Daniel E.                  Designated Reserves Account
Bonbrisco                              Attn:  Elaine Mathews
P.O. Box 12749                         11581 Potrero Road
St. Petersburg, FL  33733              Banning, CA  92220

David S.                               William Munro,
Knapp.....................   12.16%    Trustee....................      13.25%
2265 SW 15th Street                    For Munro Sales Target
Fort Lauderdale, FL  33312             Benefit Plan
                                       G-4136 Holiday Drive
                                       Flint, MI  48507

Morongo Band of Mission                Raymond James & Associates
Indians...................   10.37%    Inc.......................       16.56%
Administrative Reserve                 Thomas W. Farrow
Account                                5216 10th Avenue, South
11581 Potrero Road                     Gulfport, FL  33707
Banning, CA  92220

Morongo Band of Mission      6.17%
Indians...................
Community Service Reserve
Account
11581 Potrero Road
Banning, CA  92220




Investment Adviser And Administrator; Subadviser
------------------------------------------------

         The Trust's investment adviser and administrator, Heritage Asset Management, Inc., was organized as a Florida corporation in 1985. All the capital stock of the Manager is owned by RJF. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

         Under an Investment Advisory and Administration Agreement ("Advisory Agreement") dated January 19, 1990, between the Trust, on behalf of the Funds, and the Manager, and subject to the control and direction of the Board of Trustees, the Manager is responsible for reviewing and establishing investment policies for the Trust as well as administering the Trust's noninvestment affairs. Under a Subadvisory Agreement, dated February 1, 1996, the Subadviser, subject to direction by the Manager and Board of Trustees, will provide investment advice and portfolio management services to High Yield for a fee payable by the Manager.

         The Manager also is obligated to furnish the Trust with office space, administrative, and certain other services as well as executive and other personnel necessary for the operation of the Trust. The Manager and its affiliates also pay all the compensation of Trustees of the Trust who are employees of the Manager and its affiliates. Each Fund pays all its other expenses that are not assumed by the Manager. Each Fund also is liable for such nonrecurring expenses as may arise, including litigation to which the Trust may be a party. Each Fund also may have an obligation to indemnify Trustees and officers of the Trust with respect to any such litigation.

         The Advisory Agreement and the Subadvisory Agreement each were approved by the Board of Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager or Subadviser, as defined under the 1940
Act) and the shareholders of the applicable Fund, in compliance with the 1940 Act. Each Agreement will continue in force for two years unless its continuance is approved at least annually thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, Subadviser or the Trust, and by (2) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of each applicable Fund. The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days' written notice by the Trust to either party. In addition, the Advisory Agreement may be terminated on not less than 60 days' written notice by the Manager to the Trust and the Subadvisory Agreement may be terminated on not less than 60 days' written notice by the Manager or 90 days' written notice by the Subadviser. Under the terms of the Advisory Agreement, the Manager automatically becomes responsible for the obligations of the Subadviser upon termination of the Subadvisory Agreement. In the event the Manager ceases to be the manager of the Trust or the Distributor ceases to be principal distributor of each Fund's shares, the right of the Trust to use the identifying name of "Heritage" may be withdrawn.

         The Manager and Subadviser shall not be liable to the Trust or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

         All of the officers of the Trust except for Messrs. Alexander and Zutz are officers or directors of the Manager. These relationships are described under "Management of the Trust."

         ADVISORY AND ADMINISTRATION FEE. The annual investment advisory fee paid monthly by each Fund to the Manager is based on the applicable Fund's average daily net assets as listed in each Fund's prospectus. The Manager has entered into an agreement with the Subadviser wherein the Subadviser will provide investment advice and portfolio management services to High Yield for an annual fee paid by the Manager equal to .30% of High Yield's average daily net assets without regard to any reduction in fees actually paid to the Manager as a result of expense limitations.

         For High Yield, the Manager voluntarily has agreed to waive management fees to the extent that total annual operating expenses attributable to A shares exceed 1.25% of the average daily net assets or to the extent that total annual operating expenses attributable to C shares exceed 1.70% of average daily net assets attributable to that class for this fiscal year. To the extent that the Manager waives its fees for one class, it will waive its fees for the other class on a proportionate basis. For the fiscal years ended September 30, 1994, 1995 and 1996 management fees amounted to $238,964, $194,363, and $200,042 respectively. For the same periods, the Manager waived its fees in the amount of $66,556, $83,663, and $94,308 respectively. For the fiscal years ended September 30, 1994, 1995 and 1996, the Manager paid subadvisory fees to Eagle Asset Management, Inc., High Yield's former subadviser, of $59,753, $48,591, and $15,507 respectively for such Fund, and paid subadvisory fees to Salomon for the fiscal year ended September 30, 1996 of $69,007.

         For Government, the Manager voluntarily has agreed to waive its fees to the extent that Fund expenses attributable to A shares exceed 1.20% of the average daily net assets or to the extent that Fund expenses attributable to C shares exceed 0.95% of average daily net assets attributable to that class for this fiscal year. For the fiscal years ended September 30, 1994, 1995 and 1996, management fees amounted to $324,438, $146,658, and $105,455 respectively. For the same periods, the Manager waived its fees in the amount of $146,407, $146,658, and $105,455 respectively. For the fiscal year ended 1996, the Manager reimbursed Government for expenses totaling $35,322.

         CLASS-SPECIFIC EXPENSES. Each Fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the Fund's shares to which those expenses are attributable.

Brokerage Practices
-------------------

         Each Fund's portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. The annualized portfolio turnover for the fiscal year ended September 30, 1995 and 1996 were 109% and 143%, respectively, for High Yield, and 162% and 135%, respectively, for Government.

         The Manager is responsible for the execution of each Fund's investment portfolio transactions but has delegated that responsibility to the Subadviser for a portion of the Diversified Fund's portfolio transactions. In executing portfolio transactions, both the Manager and the Subadviser must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that the Fund necessarily will be paying the lowest commission or spread available. Rather, each Fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's or dealer's facilities, and any risk assumed by the executing broker or dealer.

         It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, both the Manager and the Subadviser may give consideration to research, statistical and other services furnished by brokers or dealers. In addition, they may place orders with brokers or dealers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers or dealers, provided that the Manager or Subadviser, as applicable, determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to the Manager and the Subadviser in connection with services to clients other than a Fund.

         Each Fund may use the Distributor as broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to the Distributor will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

         The Manager and Subadviser also may select other brokers to execute portfolio transactions. In the OTC market, each Fund generally deals with primary market-makers unless a more favorable execution can otherwise be obtained.

         Each Fund effects its portfolio transactions in bonds with bond dealers. Generally, bonds are traded on the OTC market on a "net" basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. The spread includes the dealer's normal profit.

         The Funds may not buy securities from, or sell securities to, the Distributor as principal. However, the Board of Trustees has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the each Fund may purchase securities that are offered in underwritings in which the Distributor is a participant. The Board of Trustees will consider the possibilities of seeking to recapture for the benefit of each Fund expenses of certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the National Association of Securities Dealers, Inc. and other self-regulatory organizations.

         Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each Fund expressly consented to the Distributor executing transactions on an exchange on the Trust's behalf.

Distribution Of Shares
----------------------

         The Distributor and Representatives with whom the Distributor has entered into dealer agreements offer shares of each Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. Pursuant to its Distribution Agreement with the Trust with respect to A shares and C shares of each Fund, the Distributor bears the cost of making information about the Trust available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees to dealers for providing personal services to Class A and C shareholders and for maintaining shareholder accounts. Each Fund pays the cost of registering and qualifying their shares under state and federal securities laws and pays its proportionate share for typesetting of the prospectus and printing and distributing prospectuses to existing shareholders.

         As compensation for the services provided and expenses borne by the Distributor pursuant to the Distribution Agreement with respect to A shares, each Fund pays the Distributor the sales load described in the prospectus and a 12b-1 fee in accordance with the Class A Plan described below. The fee is accrued daily and paid monthly, and currently is equal on an annual basis to 0.35% of average daily net assets of each Fund for A shares purchased prior to April 3, 1995, and 0.25% of average daily net assets of each Fund for A shares purchased on or after April 3, 1995. For the fiscal year ended September 30,

1996 the Distributor received 12b-1 fees in the amount of $100,300 and $70,332 for High Yield and Government, respectively.

         As compensation for the services provided and expenses borne by the Distributor pursuant to the Distribution Agreement with respect to C shares, the Trust pays the Distributor a 12b-1 fee in accordance with the Class C Plan described below. The fee is accrued daily and paid monthly, and currently is equal on an annual basis to 0.80% of average daily net assets for High Yield and 0.60% of average daily net assets for Government. For the fiscal year ended September 30, 1996, the Distributor received 12b-1 fees in the amount of $23,630 and $2,265, respectively.

         In reporting amounts expended under the Plans to the Board of Trustees, the Distributor will allocate expenses attributable to the sale of A shares and C shares to the applicable class based on the ratio of sales of shares of that class to the sales of all the classes of shares of the applicable Fund. The fees paid by one class of shares will not be used to subsidize the sale of any other class of shares.

         The Trust has adopted a Class A Distribution Plan on behalf of each Fund (the "Class A Plan") which, among other things, permits it to pay the Trust's Distributor the above-described fee out of each Fund's net assets to finance activity that is intended to result in the sale and retention of A shares of each such Fund. As required by Rule 12b-1 under the 1940 Act, the Class A Plan was approved by the shareholders of each Fund and the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees") after determining that there is a reasonable likelihood that each Fund and its Class A shareholders will benefit from the Class A Plan.

         The Trust also has adopted a Class C Distribution Plan on behalf of each Fund (the "Class C Plan") which, among other things, permits it to pay the Distributor the above-described fee out of its net assets to finance activity that is intended to result in the sale and retention of C shares. The Distributor, on C shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase. The Class C Plan was approved by the Board of Trustees, including a majority of the Independent Trustees after determining that there is a reasonable likelihood that the Trust and its Class C shareholders will benefit from the Class C Plan.

         The Class A Plan and the Class C Plan each may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the each Fund. The Board of Trustees review quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board of Trustees, including a majority of the Independent Trustees cast in person at a meeting called for such purpose. Any change in a Plan that would materially increase the distribution cost to a class of shares of a Fund requires the approval of that class of shareholders.

         The Distribution Agreement may be terminated at any time on 60 days' written notice without payment of any penalty by either party. The Trust may effect such termination by vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Independent Trustees. For so long as either the Class A Plan or the Class C Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

         The Distribution Agreement and each of the above referenced Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

         For the fiscal years ended September 30, 1994, 1995 and 1996 the Distributor received $138,242, $53,388 and $159,739 respectively, of which it retained $22,027, $7,667 and $19,066 respectively, for High Yield, and $0, $7,285 and $17,353 respectively, of which it retained $0, $1,013 and $2,577 respectively for Government, as compensation for the sale of these Funds' A shares.

Administration Of The Trust
---------------------------

         ADMINISTRATIVE, FUND ACCOUNTING AND TRANSFER AGENT SERVICES. The Manager, subject to the control of the Board of Trustees, will manage, supervise and conduct the administrative and business affairs of the Trust and of each Fund; furnish office space and equipment; oversee the activities of the Subadviser and Custodian; and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. The Manager also will provide certain shareholder servicing activities for customers of the Trust.

         The Manager also is the fund accountant and transfer and dividend disbursing agent for the Trust. The Trust pays the Manager the Manager's cost plus ten percent for its services as fund accountant and transfer and dividend disbursing agent. For the three fiscal years ended September 30, 1994, 1995 and 1996, the Manager earned $38,623, $29,973 and $13,244 respectively, from Government for its services as transfer agent. For the same three fiscal years the Manager earned $26,724, $28,181 and $18,691 respectively from High Yield for its services as transfer agent.

         For the period March 1, 1994 (commencement of Manager's engagement as fund accountant) to September 30, 1994, and for the fiscal years ended September 30, 1995 and 1996, the Manager earned approximately $12,569, $28,242 and $29,201, respectively, from the Government for its services as fund accountant. For the same periods the Manager earned $11,969, $28,242 and $31,311, respectively, from High Yield for its services as fund accountant.

         CUSTODIAN. State Street Bank and Trust Company, P.O. Box 1912, Boston, Massachusetts 02105, serves as custodian of the Trust's assets and provides portfolio accounting and certain other services.

         LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Trust.

         INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP, 400 North Ashley Street, Suite 2800, Tampa, Florida 33602, are the independent public accountants for the Trust. The Financial Statements and Financial Highlights of the Funds for the fiscal year ended September 30, 1996 that appear in this SAI have been audited by Price Waterhouse LLP, and are included herein in reliance upon the report of said firm of accountants, which is given upon their authority as experts in accounting and auditing. The Financial Highlights for the fiscal years ended prior thereto and the Statement of Changes in Net Assets for the year ended September 30, 1995 were audited by other independent public accountants.

Potential Liability
-------------------

         Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument the Trust or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                    APPENDIX
                            COMMERCIAL PAPER RATINGS

The rating services' descriptions of commercial paper ratings in which the Funds may invest are:

Description Of Moody's Investors Services, Inc. Short-term Debt Ratings
-----------------------------------------------------------------------

PRIME-1. Issuers (or supporting institutions) rated PRIME-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description Of Standard & Poor's Ratings Services Commercial Paper Ratings
--------------------------------------------------------------------------

A-1. This highest category  indicates that the degree of safety regarding timely
payment  is  strong.   Those  issues  determined  to  possess  extremely  strong
characteristics are denoted with a plus sign (+) designation.

A-2.   Capacity  for  timely   payment  of  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         The Reports of Independent Accountants and Financial Statements are incorporated herein by reference from each Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1996, filed with the Securities and Exchange Commission on December 10, 1996, Accession No. 950144-96-008965 (High Yield Bond Fund) and Accession No. 950144-96-008966 (Intermediate Government
Fund).